SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

USA TRUCK, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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USA TRUCK, INC.

3200 Industrial Park Road

Van Buren, Arkansas 72956

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 5, 2004

To the Stockholders of USA Truck, Inc.:

Notice is hereby given that the Annual Meeting of Stockholders of USA Truck, Inc. (the “Company”) will be held at the corporate offices of the Company at 3200 Industrial Park Road, Van Buren, Arkansas 72956, on Wednesday, May 5, 2004 at 10:00 a.m., local time, for the following purposes:

1.	To elect two (2) Class III directors for a term expiring at the 2007 Annual Meeting of Stockholders.

2.	To approve the USA Truck, Inc. 2003 Restricted Stock Award Plan.

3.	To approve the USA Truck, Inc. 2004 Equity Incentive Plan.

4.	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

Only holders of record of the Company’s Common Stock at the close of business on March 8, 2004 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

The Company’s Proxy Statement is submitted herewith. The Annual Report for the year ended December 31, 2003 is being mailed to stockholders contemporaneously with the mailing of this Notice and Proxy Statement.

By Order of the Board of Directors

CLIFTON R. BECKHAM
Secretary

Van Buren, Arkansas

April 7, 2004

YOUR VOTE IS IMPORTANT.

YOU ARE URGED, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, TO DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE SO THAT YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH YOUR WISHES AND IN ORDER THAT THE PRESENCE OF A QUORUM WILL BE ASSURED. THE GIVING OF SUCH PROXY DOES NOT AFFECT YOUR RIGHT TO REVOKE IT LATER OR VOTE YOUR SHARES IN PERSON IF YOU ATTEND THE MEETING.

USA TRUCK, INC.

3200 Industrial Park Road

Van Buren, Arkansas 72956

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To be held on May 5, 2004

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of USA Truck, Inc., a Delaware corporation (the “Company” or “USA Truck”), for use at the Annual Meeting of Stockholders of the Company to be held at the time and place and for the purposes set forth in the foregoing notice. The mailing address of the Company is 3200 Industrial Park Road, Van Buren, Arkansas 72956, and its telephone number is (479) 471-2500.

The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain officers and employees of the Company, who will receive no special compensation therefor, may solicit proxies in person or by telephone, telegraph, facsimile or other means. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of the Common Stock of the Company.

The approximate date on which this Proxy Statement and the accompanying proxy are first being mailed to stockholders is April 7, 2004.

REVOCABILITY OF PROXY

Any stockholder executing a proxy retains the right to revoke it at any time prior to exercise at the Annual Meeting. A proxy may be revoked by delivery of written notice of revocation to Clifton R. Beckham, Secretary of the Company, by execution and delivery to the Company of a later proxy or by voting the shares in person at the Annual Meeting. If not revoked, all shares represented at the Annual Meeting by properly executed proxies will be voted as directed therein. If no direction is given, such shares will be voted for election of all nominees for director and for the approval of each of the other proposals set forth herein.

OUTSTANDING STOCK AND VOTING RIGHTS

The Board of Directors has fixed the close of business on March 8, 2004 as the record date for determining the stockholders having the right to notice of, and to vote at, the Annual Meeting. As of the record date, 9,334,546 shares of Common Stock were outstanding. Each stockholder will be entitled to one vote for each share of Common Stock owned of record on the record date. The stock transfer books of the Company will not be closed. Stockholders are not entitled to cumulative voting with respect to the election of directors. The holders of a majority of the outstanding shares of Common Stock, present in person or represented by proxy, are necessary to constitute a quorum.

REQUIRED AFFIRMATIVE VOTE AND VOTING PROCEDURES

The Company’s bylaws provide that the nominees who receive a plurality of the votes cast by stockholders present or represented by proxy at an Annual Meeting, and entitled to vote on the election of directors, will be elected as directors of the Company. Thus, any abstentions or broker non-votes will have no effect on the election of directors.

Proposals Two and Three regarding the approval of the USA Truck, Inc. 2003 Restricted Stock Award Plan and the USA Truck, Inc. 2004 Equity Incentive Plan must be approved by the affirmative vote of stockholders holding a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes will be counted as shares present for purposes of determining the presence of a quorum, and abstentions will have the same effect as votes against the proposals. Shares subject to broker non-votes are not considered entitled to vote on these matters and therefore will have no effect on the outcome of the votes on these proposals. Brokers do not have discretionary authority to vote on Proposals Two and Three.

As indicated in the table under the heading “ Security Ownership of Certain Beneficial Owners, Directors and Executive Officers,” the directors and executive officers of the Company beneficially owned more than 47% of the outstanding shares of the Company’s Common Stock as of the record date and therefore collectively may have the ability to effectively control the outcome of the vote on the election of a director at the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to each nominee, each executive officer named in the Summary Compensation Table, each current director of the Company and all directors and executive officers as a group, including the name, age and term of office as a director for each nominee or director and the beneficial ownership of Common Stock of the Company as of March 8, 2004 for each individual and the group. The table also lists all stockholders known to the Company to own, directly or indirectly, more than 5% of the outstanding shares of Common Stock, the Company’s only class of voting securities, as of March 8, 2004. Each person named in the table, unless otherwise indicated, has sole voting and investment power with respect to the shares indicated as being beneficially owned by him.

			Common Stock Beneficially Owned
Name	Age	Director Since	Number of Shares*		Percent of Class
Directors and Nominees for Director
Robert M. Powell**	69	1985	2,089,200	(1)	22.4%
James B. Speed**	70	1988	1,800,876	(2)	19.3%
Jerry D. Orler	61	1988	390,552	(3)	4.2%
Roland S. Boreham, Jr.	79	1992	21,000	(4)	(5)
Jim L. Hanna	70	1992	25,600	(6)	(5)
Joe D. Powers	63	2000	6,000	(7)	(5)
Terry A. Elliott	58	2003	500		(5)
Named Executive Officers (Excluding Persons Named Above)
Garry R. Lewis	58	—	41,581	(8)	(5)
Jerry W. Cottingham	59	—	9,975	(9)	(5)
Clifton R. Beckham	32	—	31,964	(10)	(5)
Dwain R. Key	42	—	34,768	(11)	(5)
All Directors and Executive Officers As a Group (12 Persons)			4,481,299		47.7%
Beneficial Owners of More Than 5% of Outstanding Common Stock (Excluding Persons Named Above)
Wellington Management Company, LLP			766,300	(12)	8.2%
Wasatch Advisors, Inc.			1,278,333	(13)	13.7%

*	All fractional shares (which were acquired through participation in the Company’s Employee Stock Purchase Plan) have been rounded down to the nearest whole share.

**	Current nominee for re-election as a director.

(1)	The amount shown includes (a) 10,000 shares of Common Stock held by Mr. Powell’s wife (of which Mr. Powell disclaims beneficial ownership) and (b) 11,900 shares of Common Stock Mr. Powell has the right to acquire pursuant to presently exercisable options.

(2)	The amount shown includes 140,453 shares of Common Stock held by Mr. Speed’s wife (of which Mr. Speed disclaims beneficial ownership).

(3)	The amount shown includes (a) 166,000 shares of Common Stock held by Mr. Orler’s wife (of which Mr. Orler disclaims beneficial ownership) and (b) 11,900 shares of Common Stock Mr. Orler has the right to acquire pursuant to presently exercisable options.

(4)	The amount shown includes 2,000 shares of Common Stock Mr. Boreham has the right to acquire pursuant to presently exercisable options.

(5)	The amount represents less than 1% of the outstanding shares of Common Stock.

(6)	The amount shown includes 2,000 shares of Common Stock Mr. Hanna has the right to acquire pursuant to presently exercisable options.

(7)	The amount shown includes 6,000 shares of Common Stock Mr. Powers has the right to acquire pursuant to presently exercisable options.

(8)	The amount shown includes 7,100 shares of Common Stock Mr. Lewis has the right to acquire pursuant to presently exercisable options.

(9)	The amount shown includes 7,100 shares of Common Stock Mr. Cottingham has the right to acquire pursuant to presently exercisable options.

(10)	The amount shown includes 5,600 shares of Common Stock Mr. Beckham has the right to acquire pursuant to presently exercisable options.

(11)	The amount shown includes 7,100 shares of Common Stock Mr. Key has the right to acquire pursuant to presently exercisable options.

(12)	This information is based solely on a report on Schedule 13G filed with the Securities and Exchange Commission on February 12, 2004, which indicates that Wellington Management Company, LLP, an investment adviser, has shared voting power with respect to 496,300 of the shares, and shared dispositive power with respect to all 766,300 shares indicated as being beneficially owned by it.

(13)	This information is based solely on a report on Schedule 13G filed with the Securities and Exchange Commission on February 18, 2004, which indicates that Wasatch Advisors, Inc., an investment adviser, has sole voting and dispositive power with respect to all 1,278,333 shares indicated as being beneficially owned by it.

The address of Mr. Powell and Mr. Speed is 3200 Industrial Park Road, Van Buren, Arkansas 72956. The address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109. The address of Wasatch Advisors, Inc. is 7450 Campus Drive, 2nd Floor, Ste. 200, Colorado Springs, Colorado 80920.

PROPOSAL ONE: ELECTION OF DIRECTORS

The Restated and Amended Certificate of Incorporation of the Company provides that there shall be eight directors, subject to increases or decreases in such number by vote of the Board of Directors in accordance with the bylaws, classified into three classes, and that members of the three classes shall be elected to staggered terms of three years each. In accordance with the bylaws, the number of directors constituting the entire Board has been decreased to seven. The Board of Directors presently consists of seven persons.

The current term of office of the two Class III directors will expire at the 2004 Annual Meeting and both of those directors have been nominated for re-election at the meeting for a term expiring at the 2007 Annual Meeting:

Class III

Term Expiring 2007

Robert M. Powell

James B. Speed

Proxies may not be voted at the 2004 Annual Meeting of Stockholders for more than two nominees for election as directors. Each of the nominees has consented to serve if elected and, if elected, will serve until the 2007 Annual Meeting of Stockholders and until his successor is duly elected and qualified.

Class I and Class II directors are currently serving terms expiring in 2005 and 2006, respectively. The Class I directors are Jim L. Hanna and Joe D. Powers, and the Class II directors are Roland S. Boreham, Jr., Terry A. Elliott and Jerry D. Orler.

All duly submitted and unrevoked proxies will be voted FOR the nominees listed above, unless otherwise instructed. It is expected that the nominees will be available for election, but if for any unforeseen reason any such nominee should decline or be unavailable for election, the persons designated as proxies will have full discretionary authority to vote for another person designated by the Board of Directors.

ADDITIONAL INFORMATION REGARDING THE BOARD OF DIRECTORS

Biographical Information

Robert M. Powell. Mr. Powell has served as Chairman of the Board since 2000, Chief Executive Officer of the Company since 1988 and as a director since 1986. He served as President from 1988 to 2002. Prior to his employment by us, Mr. Powell was employed by ABF Freight System, Inc., a national trucking company and a subsidiary of Arkansas Best Corporation, for 28 years.

Jerry D. Orler. Mr. Orler has served as a director of the Company since 1988 and as President since 2002. He served as Vice President, Finance and Chief Financial Officer from 1989 to 2002. He also served as Secretary from 1992 to 2001 and as Treasurer from 1989 to 1993. Prior to his employment by us, Mr. Orler was employed by Arkansas Best Corporation and its subsidiaries for 24 years. Mr. Orler is a Certified Public Accountant and an advisory director of BancorpSouth of Fort Smith, Arkansas.

James B. Speed. Mr. Speed has served as a director of the Company since 1988. Mr. Speed served as Chairman of the Board from 1988 until he retired in 2000. Prior to his employment by us, Mr. Speed was employed by ABF Freight for more than 20 years.

Jim L. Hanna. Mr. Hanna has served as a director of the Company since 1992. He has been Chairman of the Board of Hanna Oil and Gas Company, an exploration and production company with operations in Arkansas, Oklahoma, Texas and Alberta, Canada since 2000. He founded that company in 1965 and served as its President from 1965 until 2000. Mr. Hanna is an advisory director of Regions Bank of Fort Smith, Arkansas.

Roland S. Boreham, Jr. Mr. Boreham has served as a director of the Company since 1992. He has been Chairman of the Board of Baldor Electric Company, a manufacturer of electrical motors, since 1981.

Joe D. Powers. Mr. Powers has served as a director of the Company since May 2000. He is Chairman of the Advisory Board of Regions Bank of Fort Smith, Arkansas (formerly known as Merchants National Bank of Fort Smith and more recently as Deposit Guaranty National Bank) since May 2000. He served as Chairman of the Advisory Board and CEO of Deposit Guaranty National Bank (formerly known as Merchants National Bank) of Fort Smith, Arkansas from 1997 until 1998. He was Chairman of the Board and CEO of Merchants National Bank of Fort Smith, Arkansas from September 1982 until August 1997. Mr. Powers has been involved in the banking industry since 1962.

Terry A. Elliott. Mr. Elliott has served as a director of the Company since 2003. Mr. Elliott has chaired the Company’s audit committee since 2003 and qualifies as the Company’s audit committee financial expert. He has been Chief Financial Officer of Safe Foods Corporation in North Little Rock, Arkansas since 2000 and served as a director of Safe Foods from 2000 to 2003. Mr. Elliott also was a director of Superior Financial Corporation (the holding company for Superior Federal Bank, F.S.B.) and a member of its audit committee from February 2003 until

Superior was sold to Arvest Holdings, Inc. in August 2003. From 1996 to 2000, Mr. Elliott served as the Chief Financial Officer for two unrelated private start-up businesses. Mr. Elliott is a Certified Public Accountant licensed in the states of Texas and Arkansas.

There is no family relationship between any director or executive officer and any other director or executive officer of the Company.

Board Meetings and Committees

In 2003, the Board held four regular meetings and four special meetings. The Board has a standing Executive Compensation Committee, Audit Committee, Nominating Committee, Non-employee Director Stock Option Committee and Employee Stock Option Committee. Each member of the Board of Directors attended at least 75% of the aggregate of all meetings of the Board of Directors and of all committees on which he served. The Board has determined that all of the directors, with the exception of Robert M. Powell, James B. Speed and Jerry D. Orler, are independent directors, as defined by Rule 4200(a)(15) of The Nasdaq Stock Market’s listing standards.

Executive Compensation Committee

The primary purpose of the Executive Compensation Committee is to recommend to the Board matters pertaining to compensation of the Company’s executive officers and contributions to the Company’s 401(k) Investment Plan. The Executive Compensation Committee met once in 2003 and is currently composed of Joe D. Powers (Chairman), Roland S. Boreham, Jr. and Jim L. Hanna. See “Executive Compensation—Report of Compensation Committee on Annual Compensation.”

Audit Committee

The Audit Committee meets with representatives of the Company’s independent auditors to review the auditors’ findings during the conduct of the annual audit and to discuss recommendations with respect to the Company’s internal control policies and procedures. The Audit Committee also reviews quarterly financial and operating results of the Company, through meetings and conference calls, with the management, independent auditors and securities counsel of the Company. The Board has adopted a written charter for the Audit Committee, which sets forth the purpose and responsibilities of the Audit Committee in greater detail and is attached as Exhibit C to this proxy statement. The Audit Committee met five times in person and five times via conference call during 2003 and is currently composed of Terry A. Elliott (Chairman), Joe D. Powers and Roland S. Boreham, Jr. The Board has determined that Terry A. Elliott is the audit committee financial expert, as defined in Item 401(h)(2)(3) of Regulation S-K under the Securities Exchange Act of 1934 (the “Exchange Act”), and is independent, as defined in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. See the biographical information for Mr. Elliott, above, for a description of his experience relevant to his status as our audit committee financial expert. All of the members of the Audit Committee are independent as defined by Rule 4200(a)(15) of The Nasdaq Stock Market’s listing standards. See “Independent Auditor—Report of Audit Committee.”

Nominating Committee

The Board has adopted a written charter for the Nominating Committee, which sets forth the purpose and responsibilities of the Nominating Committee in greater detail, a copy of which is available on our website www.usa-truck.com under the caption “Corporate Governance.” All of the members of the Nominating Committee are independent as defined by Rule 4200(a)(15) of The Nasdaq Stock Market’s listing standards.

The Nominating Committee’s policy with regard to considering director candidates recommended by stockholders is set forth in detail in the Nominating Committee charter. Any stockholder of the Company who is the record or beneficial owner of at least one percent or one thousand dollars in market value of the shares of stock entitled to be voted at the next annual meeting of the Company and who has held such shares for at least one year may submit to the Nominating Committee for consideration for approval as a director nominee a recommendation of any person who meets certain minimum qualifications, which are described below and listed in the Nominating Committee’s charter. Stockholders must submit such recommendations in the manner and by the dates specified for stockholder nominations in the Company’s Bylaws. The Nominating Committee will evaluate any stockholder recommendations pursuant to the same procedures that it follows in connection with consideration of recommendations received from any other source.

Whenever a determination has been made that it is necessary to nominate one or more persons, in addition to incumbent directors, the Nominating Committee will have primary authority for identifying persons who meet certain minimum qualifications and who otherwise have the experience and abilities necessary to serve as effective members of the Board of Directors. The Nominating Committee may delegate this identification function to one or more of its members. In performing this function, the Nominating Committee may rely on such resources as it deems appropriate, including without limitation, recommendations from management of the Company, from incumbent directors, from third parties or from stockholders. In addition, the Nominating Committee may, at the Company’s expense, engage the services of professional search firms or other consultants or advisers and may pay them such fees as the Nominating Committee shall determine to be reasonable and appropriate.

Each nominee must be at least 21 years of age at the time of his or her election as a director and must meet such other minimum qualifications as may be set forth from time to time in the Company’s Bylaws. In addition to such minimum requirements, each nominee must, unless waived by the Nominating Committee, have a bachelor’s degree from an accredited U.S. college or university, or a corresponding degree from a foreign educational institution, have at least 10 years of experience in a business or profession (which need not be the truckload or other transportation industry) that, in the opinion of the Nominating Committee, provides the proposed nominee with such experience as will enable him or her to serve as an effective member of the Board of Directors, and have no relationship with the Company or other circumstances that would be likely to create a conflict of interest or otherwise interfere with the exercise by such person of impartial judgment in his or her capacity as a director. Finally, in identifying and selecting persons for consideration as nominees, the Nominating Committee will consider the rules and regulations of the Securities and Exchange Commission and The Nasdaq Stock Market (or such other stock exchange or stock market on which the Company’s securities may be listed or traded from time to time) regarding the composition of the Board of Directors and the qualifications of its members.

The Nominating Committee may take such actions as it deems appropriate to evaluate whether each person who has been recommended or proposed for approval as a nominee meets the minimum qualifications, as described above and set forth in the Nominating Committee charter, and otherwise has the experience and abilities necessary to be an effective member of Board of Directors. These procedures may include at least one personal interview of the candidate by the Nominating Committee, discussions with qualified representatives of companies or firms by which the candidate is or has previously been employed or on whose boards of directors the candidate is serving or has previously served, or with such other persons as the Nominating Committee deems appropriate to rely upon as references for the candidate, and completion of a questionnaire regarding the candidate’s prior employment and service on boards of directors, criminal convictions or sanctions and other matters deemed appropriate by the Nominating Committee.

Non-employee Director Stock Option Committee

The Non-employee Director Stock Option Committee, which met once in 2003, is composed of Robert M. Powell (Chairman) and Jerry D. Orler and is responsible for administering the 1997 Nonqualified Stock Option Plan for Nonemployee Directors and grants to nonemployee directors under the proposed 2004 Equity Incentive Plan. See “Proposal Three: Approval of 2004 Equity Incentive Plan” for a description of the 2004 Equity Incentive Plan.

Employee Stock Option Committee

The Employee Stock Option Committee, which did not meet during 2003, is composed of Roland S. Boreham, Jr. (Chairman) and Jim L. Hanna and is responsible for administering the Company’s Employee Stock Option Plan.

PROPOSAL TWO: APPROVAL OF 2003 RESTRICTED STOCK AWARD PLAN

General

On August 22, 2003, the Company’s Board of Directors approved the adoption of the USA Truck, Inc. 2003 Restricted Stock Award Plan (the “Restricted Stock Plan”), under which the Company may issue up to 150,000 shares of common stock as awards of restricted stock to officers of the Company. The purpose of the Restricted Stock Plan is to reward officers who receive awards for their contributions to the achievement by the Company of its business objectives and provide incentives to them to continue to perform services for the Company to the best of their abilities. Awards under the Restricted Stock Plan vest over a period of not less than five years. Vesting of awards is also subject to the achievement of such performance goals as may be approved by the Board of Directors. The shares of restricted stock are nontransferable prior to vesting.

Shares issued as restricted stock awards under the Restricted Stock Plan will consist solely of shares of common stock contributed to the Company for that purpose by its Chief Executive Officer. No previously unissued shares will be issued under the Restricted Stock Plan. This reflects the mutual desire of the Company and its Chief Executive Officer that the issuance of shares of restricted stock under the Restricted Stock Plan shall not dilute the interests of the Company’s stockholders. Any shares not subject to outstanding awards when the Restricted Stock Plan terminates, and any shares forfeited after the Restricted Stock Plan terminates, will be returned to the Chief Executive Officer.

The Restricted Stock Plan and the awards made under the Restricted Stock Plan are subject to approval by the Company’s stockholders at the 2004 annual meeting. If not approved, the Restricted Stock Plan will terminate, the awards will be null and void and all shares of common stock contributed by the Chief Executive Officer for purposes of issuance under the Restricted Stock Plan will be returned to him.

The Restricted Stock Plan is discussed in more detail below. The full text of the Restricted Stock Plan is attached as Exhibit A to this proxy statement. The following description of the material features of the Restricted Stock Plan is qualified in its entirety by reference to the complete text of the Restricted Stock Plan.

Stockholder Approval Requirements

The Restricted Stock Plan is being submitted to the Company’s stockholders for approval pursuant to Nasdaq’s listing standards. Among other requirements, Nasdaq-listed companies must obtain stockholder approval for any stock purchase plan or other arrangement by which officers or directors may acquire stock. There are limited exceptions to this stockholder approval requirement, but none of those exceptions is applicable to the Restricted Stock Plan.

Administration

The Restricted Stock Plan is administered by a person appointed by the Board of Directors as Administrator. Currently, the Chief Executive Officer is serving as the Administrator. The Administrator has full authority to determine and recommend to the Board of Directors all provisions of awards under the Restricted Stock Plan, including the individuals to whom awards will be granted (each, a “Participant”), the type and amount of awards to be granted, the timing of such awards, and the restrictions and other conditions to which the vesting of awards may be subject. Each award, however, must be approved by the full Board of Directors and will be made only after the Board has approved the terms and conditions of the award.

Eligibility

Officers of the Company who, in the Administrator’s judgment, contribute to the achievement of economic objectives of the Company are eligible to receive awards under the Restricted Stock Plan. The Company currently has a total of 13 officers.

Shares Available for Awards

The total number of shares of common stock available for issuance under the Restricted Stock Plan is 150,000 shares, consisting solely of shares contributed by the Chief Executive Officer specifically for the purpose of issuance as restricted stock pursuant to awards granted under the Restricted Stock Plan. On August 22, 2003, the Chief Executive Officer contributed 100,000 shares of his common stock to the Company for purposes of issuance under the Restricted Stock Plan. All 100,000 of the contributed shares were awarded as restricted stock on that date. The ability of the Company to grant future awards is subject to the contribution of additional shares by the Chief Executive Officer or the forfeiture of outstanding shares of restricted stock. The Chief Executive Officer may contribute additional shares at such time or times as he may determine. The number of shares that may be awarded under the Restricted Stock Plan may be appropriately adjusted to account for any stock splits, reverse stock splits, or stock dividends effected by the Company.

Upon any termination of the Restricted Stock Plan, all shares then available for issuance under the Restricted Stock Plan and not subject to outstanding awards will be returned to the Chief Executive Officer. Any shares that then remain subject to forfeiture under outstanding awards and are subsequently forfeited by a Participant and returned to the Company will also be returned to the Chief Executive Officer. Upon the return of any such stock to the Chief Executive Officer, the Chief Executive Officer will own such stock outright and without restriction of any kind.

Awards, Vesting, and Performance Goals

On August 22, 2003, the Company issued an aggregate of 100,000 shares of common stock as restricted stock awards to certain officers of the Company. The following table shows the number of shares of restricted stock awarded to the only officers named in the Summary Compensation Table contained elsewhere in this proxy statement who received awards and by the Company’s current executive officers as a group. Four executive officers have received awards under the Restricted Stock Plan, which is subject to stockholder approval. No awards have been made to the Chief Executive Officer, to any director of the Company or to any non-executive officer employees.

New Plan Benefits

2003 Restricted Stock Award Plan

Name and Position	Dollar Value[1]	Number of Shares
Garry R. Lewis, Senior Vice President, Operations	$267,750.00	25,000
Clifton R. Beckham, Senior Vice President, Finance, Chief Financial Officer, and Secretary	$267,750.00	25,000
Dwain R. Key, Senior Vice President, Dedicated Services/Logistics	$267,750.00	25,000
Executive Group	$1,071,000.00	100,000

[1]	The value of the awards is estimated solely for purposes of this table based on the closing sale price ($10.71) of the Company’s common stock on The Nasdaq Stock Market on the date of award. See the text following this table for a summary of the accounting treatment applicable to the value of the restricted stock awards. The actual value of the awards to the recipients will depend, among other things, on future market values of the Company’s common stock and the extent to which the vesting conditions of the awards are satisfied.

Upon approval of the Restricted Stock Plan by the stockholders, each outstanding award will vest in five equal annual increments on March 1 of each year beginning in 2005 and ending in 2009, subject to the achievement by the Company of performance goals based on year-over-year increases in retained earnings. Specifically, one-fifth of the number of shares covered by each award will vest on March 1, 2005, if the Company’s retained earnings shall have increased by 15% from December 31, 2002, to December 31, 2004, and one-fifth of the number of shares covered by each award will vest on March 1 of each of the following four years if the Company’s retained earnings shall have increased by 10% during the immediately preceding fiscal year. The shares of common stock subject to each increment of an award are subject to forfeiture if a recipient’s employment with the Company is terminated, or if the specified performance goal is not achieved, prior to the increment’s vesting date. An increment may vest with respect to one-half of the shares covered by that increment if 90% of the related performance goal is met. Any forfeited shares will be available for future awards under the Restricted Stock Plan.

Upon approval of the Restricted Stock Plan by the stockholders, the fair market value of the 100,000 shares of common stock subject to the awards will be amortized over the vesting period as compensation expense based on management’s assessment as to whether achievement of the performance goals is probable. The amount of compensation expense will be adjusted on a quarterly basis based on changes in the market value of the Company’s common stock up to the date the shares vest. To the extent the performance goals are not achieved and there is not full vesting in the shares awarded, the compensation expense recognized to the extent of the unvested and forfeited shares will be reversed. The award of 100,000 shares will be recorded by the Company, upon approval of the stockholders, as contributed paid-in capital and unearned compensation based on the fair market value of the Company’s stock at the date of stockholder approval.

On March 8, 2004, the closing sale price of the Company’s common stock on The Nasdaq Stock Market was $10.90.

General Terms of Awards

Restricted stock awarded under the Restricted Stock Plan will be subject to the following terms and conditions and will contain such additional terms, conditions and restrictions as the Administrator may recommend and the Board of Directors may approve:

The shares of common stock subject to an award under the Restricted Stock Plan will vest as determined by the Administrator and approved by the Board, provided, however, that no shares may vest less than one year after the date of grant of the award, no more than 20% of the shares subject to an award may vest during any period of less than one year, and no shares subject to an award may continue to vest after the Participant has ceased to be in the continuous employ or service as an officer of the Company or a subsidiary.

Unless a Stock Award Agreement specifically provides otherwise, no Participant may, prior to the vesting of the shares, assign or transfer any right or interest in the shares, or subject such shares to any lien.

Unless a Stock Award Agreement specifically provides otherwise, the Board will determine at the time of declaration of any dividends or distributions with respect to the unvested portion of an award whether such dividends or distributions will be subject to the same risk of forfeiture and other restrictions as the shares to which such dividends or distributions relate. All stock dividends, stock rights, and stock issued upon split-ups or reclassifications or shares of common stock will be subject to the same restrictions as the shares with respect to which the stock dividends, rights, or additional shares are issued.

At the discretion of the Administrator, the Participant may be required, until the restrictions have lapsed, to keep the stock certificates evidencing restricted stock, along with duly endorsed stock powers, in the custody of the Company or its transfer agent.

If a Participant’s full-time employment or service as an officer of the Company or a subsidiary is terminated for any reason, all unvested portions of all awards then held by such Participant will automatically terminate and all unvested shares will be forfeited.

Subject to the limitations contained in the Restricted Stock Plan and the Stock Award Agreement, a Participant will have all voting, dividend, liquidation and other rights of a stockholder of the Company with respect to his or her vested and unvested shares of restricted stock.

Amendment and Termination

The Board may suspend or terminate the Restricted Stock Plan at any time and may amend the Restricted Stock Plan from time to time in such respects as the Board deems advisable in order that awards under the Restricted Stock Plan will conform to any change in applicable laws or regulations or in any other respect the Board deems to be in the best interest of the Company. The Company will submit to its stockholders for their approval any amendments to the Restricted Stock Plan that are required to be approved by stockholders, either by law or the rules and regulations of any governmental authority, The Nasdaq Stock Market or any stock exchange on which the Company’s stock is then traded. Generally, the rules of The Nasdaq Stock Market require stockholder approval for any amendments to equity compensation plans that are material, including without limitation any material increase in the number of shares to be issued under a plan, any material increase in benefits to persons participating in a plan, any material expansion of the persons eligible to participate in a plan, or any expansion in the types of options or awards provided under a plan. No termination, suspension, or amendment of the Restricted Stock Plan will adversely affect any outstanding award without the consent of the affected Participant.

Federal Tax Consequences

The Restricted Stock Plan is not qualified under the provisions of section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The material tax consequences as they relate to awards under the Restricted Stock Plan to the Company and to Participants who are U.S. citizens under current U.S. federal income tax laws are as follows:

Generally, the recipient of a restricted stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is unvested when it is received under the Restricted Stock Plan, the recipient generally will not recognize income until the stock vests, that is, until it is freely transferable or no longer subject to substantial risk of forfeiture. For the taxable year in which vesting occurs, the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within thirty (30) days of his or her receipt of the restricted stock award, to recognize ordinary compensation income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as restricted stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested. Upon the disposition of any stock received as a restricted stock award under the Restricted Stock Plan the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date as of which he or she was required to recognize any compensation income.

The Company will receive a compensation expense deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the Participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the Participant filed a timely election to accelerate recognition of income).

The Company may not deduct compensation of more than $1 million that is paid to an individual who, on the last day of the taxable year, is either the Company’s chief executive officer or is among one of the four other most highly-compensated officers for that taxable year. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. The Company believes that awards in the form of performance-based restricted stock may qualify as performance-based compensation and, as such, be exempt from the $1 million limitation on deductible compensation.

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current U.S. federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the federal, state, local and other tax consequences of the grant of a restricted stock award or the disposition of stock acquired as a result of an award.

Term of Restricted Stock Plan

The Restricted Stock Plan will terminate on August 31, 2009, unless terminated prior to such date by action of the Board. No award will be granted after the Restricted Stock Plan terminates, but awards outstanding upon termination of the Restricted Stock Plan may continue to vest, and the provisions of the Restricted Stock Plan will remain in effect for the purpose of governing such outstanding awards until all shares subject to such outstanding awards shall have either vested or been forfeited and returned to the Company.

Vote Required for Approval

The affirmative vote of stockholders holding a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve this proposal. The approval of the Restricted Stock Plan by the stockholders will also have the effect of approving the awards made on August 22, 2003, covering 100,000 outstanding shares of restricted stock.

The Board of Directors recommends that the stockholders vote FOR this proposal.

PROPOSAL THREE: APPROVAL OF 2004 EQUITY INCENTIVE PLAN

General

On February 27, 2004, the Company’s Board of Directors approved the adoption of the USA Truck, Inc. 2004 Equity Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan will permit awards of incentive stock options, nonqualified stock options, restricted stock, stock units, performance shares, performance units and other incentives payable in cash or in shares of Company stock. Individuals to whom awards may be granted (each, a “Participant”) include any employee, officer or director of the Company or of any entity that is directly or indirectly controlled by the Company. Stockholder approval of the Equity Incentive Plan will permit performance-based awards made under the Equity Incentive Plan to qualify for deductibility under Section 162(m) of the Code.

The Company currently has outstanding options previously granted under its Employee Stock Option Plan and 1997 Nonqualified Stock Option Plan for Nonemployee Directors (the “Directors Plan”). However, the Employee Stock Option Plan, which was adopted in 1992, has terminated, and the Company does not currently have in place a plan under which it may grant options or other equity awards to its officers and employees. Although the Directors Plan technically remains in effect, no shares remain available for grant to directors under that plan, unless any outstanding options expire or are forfeited without exercise. The Equity Incentive Plan is integral to the Company’s compensation strategies and programs and will maintain the flexibility that the Company needs to keep pace with its competitors and effectively attract, motivate and retain the caliber of employees and directors essential for achievement of the Company’s success. The Board of Directors believes that adoption of the Equity Incentive Plan will enhance the long-term stockholder value of the Company by offering participants opportunities to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company’s stockholders.

The Equity Incentive Plan is subject to approval by the Company’s stockholders at the 2004 annual meeting.

The Equity Incentive Plan is discussed in more detail below. The full text of the Equity Incentive Plan is attached as Exhibit B to this proxy statement. The following description of the material features of the Equity Incentive Plan is qualified in its entirety by reference to the complete text of the Equity Incentive Plan.

Stockholder Approval Requirements

The Equity Incentive Plan is being submitted to the Company’s stockholders for approval pursuant to Nasdaq’s listing standards. Among other requirements, Nasdaq-listed companies must obtain stockholder approval for any stock purchase plan or other arrangement by which officers and directors may acquire stock. There are limited exceptions to this stockholder approval requirement, but none of those exceptions is applicable to the Equity Incentive Plan.

Administration

The Equity Incentive Plan will be administered by the Executive Compensation Committee of the Board of Directors. However, with respect to Participants who are nonemployee directors, the Equity Incentive Plan will be administered by the Nonemployee Director Stock Option Committee of the Board. The Board or the Executive Compensation Committee may delegate the administration of the Equity Incentive Plan, subject to certain limitations. In the following discussion, “Committee” means the Executive Compensation Committee or the Nonemployee Directors Stock Option Committee, as applicable.

Eligibility

Individuals to whom awards may be granted include any employee, officer or director of the Company or of any entity that is directly or indirectly controlled by the Company. As of March 8, 2004, there were approximately 2,800 total officers, directors and employees of the Company.

Shares Available for Awards

The aggregate number of shares of Company common stock initially available for issuance under the Equity Incentive Plan will be 900,000 shares. On the day of each annual meeting of stockholders of the Company for a period of nine years, commencing with the annual meeting of stockholders in 2005, the maximum number of shares of common stock available for issuance under the Equity Incentive Plan (inclusive of shares that shall have been issued prior to such day) will automatically increase by that number of shares equal to the lesser of (i) 25,000 shares or (ii) such lesser number of shares (which may be zero or any number less than 25,000) as determined by the Board.

No Participant may receive in any one calendar year awards relating to more than 30,000 shares of the Company’s common stock.

If there is any change in the Company’s common stock by reason of any stock split, stock dividend, spin-off, recapitalization, merger, consolidation, combination, or exchange of shares, distribution to stockholders other than a normal cash dividend or other change in the Company’s corporate or capital structure, the Compensation Committee must make equitable adjustments to the maximum number and kind of securities (i) available for issuance under the Equity Incentive Plan, (ii) that may be added on an annual basis to the number of shares available for issuance, (iii) available for issuance as incentive stock options, (iv) that may be subject to awards received by any Participant in any one calendar year, and (v) that are subject to any outstanding award and the price of each security under that award.

If an award granted under the Equity Incentive Plan lapses, expires, terminates or is forfeited, surrendered or canceled without having been fully exercised or without the issuance of all of the shares subject to the award, the shares covered by such award will again be available for use under the Equity Incentive Plan. In addition, shares that are either (i) tendered by a Participant or retained by the Company as payment for the purchase price of an award or to satisfy tax withholding obligations or (ii) covered by an award that is settled in cash will be available for issuance under the Equity Incentive Plan.

Awards, Vesting, and Performance Goals

Performance Share and Performance Unit Awards

The Committee may grant awards of performance shares and/or performance units to Participants. Each award of performance shares will entitle the Participant to a payment in the form of shares of the Company’s common stock upon the attainment of specified performance goals. The Company may pay performance shares in cash, in lieu of shares, at the discretion of the Committee. Each award of performance units will entitle the Participant to a cash payment upon the attainment of specified performance goals. The Company may pay performance units in common stock, in lieu of cash, at the discretion of the Committee.

Restricted Stock and Stock Unit Awards

Restricted stock consists of shares of the Company’s common stock that are transferred or sold by the Company to a Participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the Participant. Stock units are the right to receive shares of the Company’s common stock, cash or a combination of shares and cash at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee. Upon a Participant’s satisfaction of any terms, conditions and restrictions, as determined by the Committee, the shares covered by a restricted stock award will be transferred to the Participant, and stock units will be paid in cash, shares of common stock or a combination of both. The Committee may determine whether restricted stock or stock unit awards accrue dividends or dividend equivalents with respect to the shares of common stock underlying any award.

Stock Appreciation Rights

The Committee may grant awards of stock appreciation rights to Participants. Each award of stock appreciation rights will entitle the Participant to a cash payment, in accordance with the terms of such grant, equal to the amount by which the fair market value of the Company’s common stock on the date of exercise exceeds the grant price of the stock appreciation right, multiplied by the number of shares with respect to which the right is being exercised. The grant price of a freestanding stock appreciation right must equal the fair market value of the common stock for the grant date or a period of days not to exceed 30 days before and after the grant date. Stock appreciation rights may also be granted in tandem with stock options, in which case the stock appreciation right may be exercised only with respect to shares for which the related option is exercisable, and the exercise of the stock appreciation right would require the surrender of the Participant’s right to exercise the equivalent portion of the related option. If granted in tandem, the grant price of the stock appreciation right must equal the exercise price of the option. The Company may pay stock appreciation rights in common stock, in lieu of cash, at the discretion of the Committee.

Stock Options

The Committee may grant stock options to Participants either in the form of incentive stock options or nonqualified stock options. The exercise price of any shares subject to a stock option may be no less than 100% of the fair market value of the shares for the date the stock option is granted, or 110% of such fair market value for an incentive stock option granted to a Participant who owns, directly or indirectly, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or one of its parent or subsidiary corporations (a “10% stockholder”).

For purposes of the Equity Incentive Plan, fair market value means the average of the high and low per share trading prices (or the average of the opening and closing prices, or the closing price, if so determined by the Committee) for the Company’s common stock on The Nasdaq Stock Market during regular session trading for a single trading day or an average of trading days not to exceed 30 days before and after the date the stock option is granted. The term of a stock option cannot exceed ten years, or five years for an incentive stock option granted to a 10% stockholder. At the time of grant, the Committee in its sole discretion will determine when stock options are exercisable and when they expire.

Under the Equity Compensation Plan, absent the prior approval of the Company’s shareholders, the Committee cannot cancel any outstanding stock option for the purpose of reissuing the stock option to the Participant at a lower exercise price or reduce the exercise price of an outstanding stock option.

If the exercise price of a stock option is completely or partially paid by a tender of shares of common stock already owned by the Participant, then the instrument evidencing the option may, in the Committee’s discretion, create a new option for the number of shares of common stock used to pay the exercise price. The terms of the new option will be as set forth in the original option instrument, provided that the exercise price of the new option will not be less than 100% of the fair market value of the common stock on the exercise date of the original option.

Performance Criteria

Awards of performance shares, performance units, restricted stock, stock units and other awards under the Equity Incentive Plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code. These business criteria include but are not limited to profits (including, but not limited to, profit growth, net operating profit or economic profit); profit-related return ratios; return measures (including, but not limited to, return on assets, capital, equity or sales); cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); earnings (including, but not limited to, net earnings, earnings per share, earnings before or after taxes, interest, depreciation, and/or amortization, or increases in retained earnings); net sales growth; interest, depreciation and/or amortization; gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total stockholder return); expense targets; margins; operating efficiency; customer satisfaction; and working capital targets. Any performance criteria may be used to measure the performance of the Company as a whole or any business unit of the Company. Any performance criteria may include or exclude nonrecurring items, which are items deemed by the Committee not to be reflective of the Company’s core operating performance, including exogenous events, acquisitions, divestitures, changes in accounting principles or extraordinary items determined under generally accepted accounting principles.

New Plan Benefits

A new plan benefits table, as described in the Securities and Exchange Commission’s proxy rules, is not provided because no grants have been made under the Equity Incentive Plan and all awards are discretionary. On March 8, 2004, the closing sale price of the Company’s common stock on The Nasdaq Stock Market was $10.90.

Amendment and Termination

The Board or the Compensation Committee may amend the Equity Incentive Plan, except that if any applicable statute, rule or regulation, including those of The Nasdaq Stock Market or any securities exchange on which the Company’s stock may then be traded, requires stockholder approval with respect to any amendment of the Equity Incentive Plan, then to the extent so required, stockholder approval will be obtained. Generally, the rules of The Nasdaq Stock Market require stockholder approval for any amendments to equity compensation plans that are material, including without limitation any material increase in the number of shares to be issued under a plan, any material increase in benefits to persons participating in a plan, any material expansion of the persons eligible to participate in a plan, or any expansion in the types of options or awards provided under a plan. Unless sooner terminated by the Board, the Equity Incentive Plan will terminate ten years from the date stockholders approve the Equity Incentive Plan.

Federal Tax Consequences

The Equity Incentive Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended. The material tax consequences as they relate to awards under the Equity Incentive Plan to the Company and to its employees who are U.S. citizens under current U.S. federal income tax laws are as follows:

Restricted Stock

The tax consequences of awards of restricted stock under the Equity Incentive Plan are the same as for awards of restricted stock under the Restricted Stock Plan. See “Proposal Two: Approval of 2003 Restricted Stock Award Plan – Federal Tax Consequences.”

Performance Shares, Performance Units, Stock Units, and Stock Appreciation Rights

A Participant who receives an award of performance shares, performance units, stock units or stock appreciation rights does not generally recognize taxable income at the time the award is granted. Instead, the Participant will recognize ordinary compensation income when the award vests, that is, when the Participant’s interest in the shares underlying the award becomes freely transferable or is no longer subject to substantial risk of forfeiture, in an amount equal to the excess, if any, of the fair market value on the vesting date of the shares underlying the award over any amount paid by the Participant.

If a performance share, performance unit, stock unit or stock appreciation right award is paid in Company stock, the Participant’s basis for the determination of gain or loss upon the subsequent disposition of such shares will be the amount paid for the shares plus any ordinary income recognized when the award becomes vested. The difference between the sale price and the Participant’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more than one year from the date on which the award vests.

The Company will receive a compensation expense deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the Participant in the taxable year in which the award vests.

Incentive Stock Options

A Participant does not generally recognize taxable income upon the grant or upon the exercise of an incentive stock option. Upon the sale of shares subject to an incentive stock option, the Participant recognizes income in an amount equal to the difference, if any, between the fair market value of the shares on the date of sale and the exercise price of those shares. The income is taxed at long-term capital gains rates if the Participant has not disposed of the stock within two years after the date of the grant of the incentive stock option and has held the shares for at least one year after the date of exercise, and the Company is not entitled to a federal income tax deduction in those circumstances. The holding period requirements are waived when a Participant dies.

The exercise of an incentive stock option may in some cases trigger liability for the alternative minimum tax.

If a Participant sells shares subject to an incentive stock option before having held them for at least one year after the date of exercise and two years after the date of grant, the Participant recognizes ordinary income to the extent of the lesser of (i) the gain realized upon the sale; or (ii) the difference between the fair market value of the shares on the date of exercise and the exercise price. Any additional gain is treated as long-term or short-term capital gain depending upon how long the Participant has held the shares prior to disposition. In the year of disposition, the Company receives a compensation expense deduction for federal income tax purposes in an amount equal to the ordinary income that the Participant recognizes as a result of the disposition.

Nonqualified Stock Options

A Participant who receives an award of a nonqualified stock option does not generally recognize taxable income at the time the award is granted. Instead, the Participant will recognize ordinary income upon exercise of the nonqualified stock option. The amount of taxable income is equal to the excess of the fair market value of the shares at the time of exercise over the exercise price. The income recognized by a Participant who is also an employee of the Company is subject to income tax withholding. The Company receives a compensation expense deduction for federal income tax purposes in an amount equal to the ordinary income recognized by the Participant in the taxable year that the Participant recognizes taxable income and in the same amount that the Participant recognizes as ordinary income.

Upon the sale of shares subject to a nonqualified stock option, the Participant recognizes income equal to the difference, if any, between the sales price of the shares and the sum of the ordinary income recognized by the Participant and any cash paid to the Company upon exercise of the option. The income is taxed at long-term capital gains rates if the Participant has not disposed of the stock within one year after the date of exercise.

General

The Company may not deduct compensation of more than $1 million that is paid to an individual who, on the last day of the taxable year, is either the Company’s chief executive officer or is among one of the four other most highly-compensated officers for that taxable year. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. The Company believes that awards in the form of performance shares, performance units, performance-based restricted stock, performance-based stock units and performance-based stock options may qualify as performance-based compensation and, as such, be exempt from the $1 million limitation on deductible compensation.

The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the federal, state, local and other tax consequences of the grant of an award under the Equity Incentive Plan or the disposition of stock acquired as a result of an award.

Vote Required for Approval

The affirmative vote of stockholders holding a majority of the shares of common stock present in person or represented by proxy and entitled to vote at the Annual Meeting is required to approve this proposal. The Board of Directors recommends that the stockholders vote FOR this proposal.

EXECUTIVE OFFICERS

The executive officers of the Company are Robert M. Powell, Jerry D. Orler, Clifton R. Beckham, Garry R. Lewis, Brandon D. Cox, Dwain R. Key, Michael E. Brown, Jerry W. Cottingham and Michael R. Weindel. Biographical information for Mr. Powell and Mr. Orler is set forth under the heading “Additional Information Regarding the Board of Directors—Biographical Information” above.

Clifton R. Beckham. Mr. Beckham has served as Senior Vice President, Finance since 2003, Chief Financial Officer since 2002 and as Secretary since 2001. He served as Vice President, Finance from 2002 to 2003, as Treasurer from 2001 to 2002, as Controller from 1999 to 2001 and as Chief Accountant from 1996 to 1999. Mr. Beckham is a Certified Public Accountant and a director of the Arkansas Best Federal Credit Union.

Garry R. Lewis. Mr. Lewis has served as Senior Vice President, Operations since 2003. He served as Vice President, Operations from 2002 to 2003 and as Director of Operations from 1986 to 2002. Prior to his employment by us, Mr. Lewis was employed by ABF Freight.

Brandon D. Cox. Mr. Cox has served as Senior Vice President, Marketing since 2003. He served as Vice President, Sales and Marketing from 2002 to 2003, as Director of Operations from February 2002 to May 2002 and as Manager of Special Projects in the operations department from 1998 to 2002.

Dwain R. Key. Mr. Key has served as Senior Vice President, Dedicated Services/Logistics since 2003. He served as Vice President, Dedicated Services/Logistics from 2000 to 2003 and as Vice President, Corporate Development from 1998 to 2000.

Michael E. Brown. Mr. Brown has served as Vice President, Maintenance since November 2003. He served as Director, Maintenance from January 2003 to November 2003. During 2002, he worked for Wal-Mart Stores, Inc. as a Regional Maintenance Manager in their private trucking fleet. Prior to working at Wal-Mart, he worked for USA Truck from 1992 through 2001 in a variety of positions. He served as a Terminal Manager from 1996 to 2001, as Supervisor, Risk Management from 1994 to 1996 and as a Fleet Manager from 1992 to 1994.

Jerry W. Cottingham. Mr. Cottingham has served as Vice President, Dedicated Services/Logistics-Sales since November 2000. He also served as Vice President, Logistics from January 2000 until November 2000. He joined the Company in 1999 as Vice President, Sales as part of the Company’s acquisition of CCC Express, where he served as President and Chief Operating Officer since starting the trucking division of that company in 1983.

Michael R. Weindel. Mr. Weindel has served as Director, Human Resources, Recruiting and Training since February 2003. He served as Director of Purchasing from 2002 to February 2003, as Director of Human Resources from 1997 to 2002, as Supervisor of Risk Management from 1993 to 1997, and as a Fleet Manager in our Operations Department from 1992 to 1993.

All executive officers of the Company are elected annually by the Board of Directors to serve until the next Annual Meeting of the Board and until their respective successors are chosen and qualified.

EXECUTIVE COMPENSATION

Report of Executive Compensation Committee on Annual Compensation

The following paragraphs constitute the report of the Executive Compensation Committee of the Board of Directors (the “Committee”) on executive compensation policies for fiscal year 2003. In accordance with Securities and Exchange Commission (the “Commission”) rules, this report shall not be deemed to be incorporated by reference into any statements or reports filed by the Company with the Commission that do not specifically incorporate this report by reference, notwithstanding the incorporation of this Proxy Statement into any such reports.

The Committee administers the compensation program for executive officers and other management level employees of the Company and makes all related decisions, except for decisions pertaining to the grant of options. The Employee Stock Option Committee makes decisions pertaining to the grant of options.

The principal elements of the compensation program for executive officers are base salary, performance-based annual incentives and options granted under the Company’s Employee Stock Option Plan (the “Option Plan”). The

goals of the program are to give the executive officers incentives to work toward the improved financial performance of the Company and to reward them for their contributions to the Company’s success. The program is also designed to retain the Company’s key executives, each of whom plays an important role in enabling the Company to maintain its commitment to premium service to its customers and its high standards of efficiency, productivity and safety. For a summary of 2003 compensation, see the Summary Compensation Table under the heading “Executive Compensation Tables” below.

Annual salaries for the Company’s executive officers, including the CEO, are generally reviewed in October of each year based on a number of factors, both objective and subjective. Objective factors considered include increases in the cost of living, the Company’s current performance and, to a lesser extent, the Company’s overall historical performance, although no specific formulas based on such factors are used to determine salaries. Salary decisions are based primarily on the Committee’s subjective analysis of the factors contributing to the Company’s long-term success and of the executives’ individual contributions to such success.

Cash incentive payments based on the Company’s performance may be paid to the executive officers under the Company’s Executive Profit-Sharing Incentive Plan. Under this plan, a specified percentage, determined annually by the Committee, of the Company’s pre-tax income for the year is distributed annually to the executive officers in proportion to their base salaries. The payments are subject to certain limitations and to the achievement by the Company of a specified performance objective established annually by the Committee. Thus, whether the executive officers’ total pay is comparable to the compensation of executives with similar responsibilities at comparable companies may vary from year to year depending upon the Company’s performance. For 2001, 2002 and 2003, the performance objective was not achieved and, therefore, no incentive payments were made to executive officers under this plan.

Eight of the executive officers currently hold incentive stock options granted to them in October 2000. These options will vest in three increments, and each increment will be exercisable for a period of three years after vesting. These same eight executive officers also currently hold incentive stock options granted to them in January 2002. The options granted to seven of the executive officers vest in three increments, and each increment will be exercisable for a period of three years after vesting. The options granted to the remaining executive officer vest in three increments, and the first increment will be exercisable for a period of three years, the second increment for two years and the third increment for one year. All of these options were granted with exercise prices greater than or equal to the market value of the Company’s Common Stock at the time of grant. The Committee believes that the extended vesting schedules and limited exercise periods of the options will encourage the optionees not only to remain with the Company but also to seek to enhance the value of the Company’s stock through improvements in the Company’s performance and to sustain such improvements throughout the terms of the options.

If the stockholders approve the USA Truck, Inc. 2003 Restricted Stock Award Plan, then officers of the Company will be eligible to receive awards under that plan. The purpose of this plan is to reward officers who receive awards for their contributions to the achievement by the Company of its business objectives and provide incentives to them to continue to perform services for the Company to the best of their abilities. During 2003, four executive officers were each awarded 25,000 shares of restricted stock under this plan, which awards are subject to stockholder approval at the Annual Meeting. See “Proposal Two: Approval of 2003 Restricted Stock Award Plan” for a description of the 2003 Restricted Stock Award Plan.

If the stockholders approve the USA Truck, Inc. 2004 Equity Incentive Plan, then employees, including executive officers, of the Company will be eligible to receive awards under that plan. This plan is integral to the Company’s compensation strategies and programs and will maintain the flexibility that the Company needs to keep pace with its competitors and effectively attract, motivate and retain the caliber of employees and directors essential for achievement of the Company’s success. See “Proposal Three: Approval of 2004 Equity Incentive Plan” for a description of the 2004 Equity Incentive Plan. No awards have been granted, and the Company has not agreed to grant any specific awards, to any officers or employees pursuant to the 2004 Equity Incentive Plan.

Additional elements of the executive officers’ compensation, which are not performance-based, include matching contributions by the Company under the Company’s 401(k) plan and life insurance premiums paid by the Company on behalf of the executives.

The CEO’s salary is determined based on the factors and analysis described above. Specific factors considered by the Committee in establishing the CEO’s salary include his current responsibilities with the Company, certain key performance ratios and his continuing contributions to the successful expansion of the Company’s operations and its financial growth over recent periods. The Committee determined it prudent to increase the CEO’s salary in 2003 based, in part, on the progress the Company has made to improve its operating performance over the last several years. The Committee believes that the CEO’s 2003 base compensation, though generally still below that of industry peers, reflects a fair level of compensation given the Company’s current level of profitability.

By the Members of the Executive Compensation Committee:

James B. Speed (Chairman) Roland S. Boreham, Jr. Jim L. Hanna

The preceding report has been provided by the directors who served on the Executive Compensation Committee when decisions regarding 2003 compensation were made. Mr. Speed has completed his service on the Committee, and Mr. Joe D. Powers was appointed on February 27, 2004, to serve as Chairman of the Committee.

Executive Compensation Tables

The following table sets forth certain information with respect to annual and long-term compensation paid or awarded to the Company’s CEO, the four other most highly compensated persons who were serving as executive officers on December 31, 2003, and one person who served as an executive officer for a portion of 2003 (collectively, the “named executive officers”), for or with respect to the three fiscal years ended December 31, 2003.

Summary Compensation Table

	Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Restricted Stock Awards ($) (2)	Securities Underlying Options (#)	All Other Compensation ($) (3)
Robert M. Powell, Chairman of the Board and CEO	2003 2002 2001	186,084 164,352 164,352	— — —	— — —	— 5,700 —	6,463 8,058 7,786

Jerry D. Orler, President	2003 2002 2001	145,371 131,484 131,484	— — —	— — —	— 5,700 —	5,188 4,417 5,025

Clifton R. Beckham, Sr. Vice President, Finance, CFO and Secretary	2003 2002 2001	96,000 75,484 51,650	— — —	267,750 — —	— 10,700 —	3,129 2,624 1,082

Garry R. Lewis, Sr. Vice President, Operations	2003 2002 2001	111,000 105,750 81,000	— — —	267,750 — —	— 5,700 —	4,265 3,857 3,155

Dwain R. Key, Sr. Vice President, Logistics	2003 2002 2001	96,966 74,829 67,400	— — —	267,750 — —	— 5,700 —	2,204 2,701 2,371

Jerry W. Cottingham, Vice President, Dedicated Services/Logistics-Sales (4)	2003 2002 2001	96,966 96,000 96,000	— — —	— — —	— 5,700 —	3,257 7,658 3,109

(1)	Represents cash incentives earned by the executive officers pursuant to the Company’s Executive Profit-Sharing Incentive Plan for services rendered in the years indicated.

(2)

These awards are subject to the approval of the USA Truck, Inc. 2003 Restricted Stock Award Plan by the stockholders at the Annual Meeting. The dollar value of the restricted stock awards is estimated solely for purposes of this table based upon the award of 25,000 shares of restricted stock to each of Messrs. Beckham, Lewis and Key on August 22, 2003, and the closing price ($10.71 per share) of the Company’s common stock on The Nasdaq Stock Market on the date of the award. Each of Messrs. Beckham, Lewis and Key held 25,000 total shares of restricted stock as of December 31, 2003, the dollar value of which, in each case, was $247,250 as estimated solely for purposes of this table based upon the closing price ($9.89 per share) of the Company’s common stock on The Nasdaq Stock Market on December 31, 2003. Each outstanding award will vest in five equal annual increments on March 1 of each year beginning in 2005 and ending in 2009, subject to the achievement by the Company of performance goals based on year-over-year increases in retained earnings. Any shares that do not vest will be forfeited. The ultimate value of the awards depends on a number of factors, including whether the performance goals are achieved and the restricted shares vest or are forfeited. Dividends, if any, will be paid on all restricted shares at the same rate as dividends received by all stockholders, except that the Board may decide that any such dividends will be held in escrow and subject to the same risk of forfeiture as the restricted shares on which they are paid.

(3)	The amounts shown for 2003 represent matching contributions under the Company’s 401(k) Plan for the benefit of Mr. Powell ($3,739), Mr. Orler ($2,940), Mr. Beckham ($2,015), Mr. Lewis ($2,119), Mr. Key ($2,000) and Mr. Cottingham ($1,985), and the dollar value of life insurance premiums paid by the Company in 2003 for the benefit of Mr. Powell ($2,724), Mr. Orler ($2,248), Mr. Beckham ($1,114), Mr. Lewis ($2,146), Mr. Key ($204) and Mr. Cottingham ($1,272).

(4)	Mr. Cottingham’s status as an executive officer terminated on November 1, 2003, though he continues to serve in the position indicated.

Stock Option Grants

There were no stock options or stock appreciation rights granted to any named executive officers during 2003.

Stock Option Exercises and Year-end Values

Employee Stock Option Plan Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
Name	Shares Acquired on Exercise (#)	Value Realized ($) (1)	Number of Securities Underlying Unexercised Options at Fiscal Year-End Exercisable/ Unexercisable (#)	Value of Unexercised In-the-Money Options at Fiscal Year-End Exercisable/ Unexercisable ($) (2)
Robert M. Powell	—	—	10,000 / 11,700	39,090 /23,454
Jerry D. Orler	—	—	10,000 / 11,700	44,490 /26,694
Garry R. Lewis	—	—	5,200 / 8,500	23,135 /12,457
Jerry W. Cottingham	—	—	5,200 / 8,500	23,135 /12,457
Clifton R. Beckham	—	—	2,000 / 11,700	8,898 / 4,449
Dwain R. Key	—	—	5,200 / 8,500	23,135 / 12,474

(1)	Market value of the Common Stock on the exercise date less the exercise price, multiplied by the number of shares acquired upon exercise.
(2)	Market value of the Common Stock at December 31, 2003 less the option exercise price, multiplied by the number of shares.

Comparison of Return on Equity

The following graph reflects the total return, which assumes reinvestment of dividends, of a $100 investment in USA Truck Common Stock, the Dow Jones Equity Market Index, and the Dow Jones Trucking Index on December 31, 1998. The graph is based on an initial investment in USA Truck Common Stock at $11.62 per share, the closing sale price of the Common Stock on such date.

Comparison of Annual Cumulative Total Return

Among USA Truck, Inc., Dow Jones Equity Market Index & Dow Jones Trucking Index

COMPENSATION OF DIRECTORS

The Company pays each director who is not an employee of the Company a fee of $1,500 per quarter plus $500 per quarter for members of the Audit Committee and reimburses all directors for reasonable expenses they may incur attending Board or committee meetings. The Audit Committee Chairman receives an additional $1,000 per quarter.

The Company’s 1997 Nonqualified Stock Option Plan for Non-employee Directors of the Company (the “Directors’ Plan”) provides for the grant to directors, who are not officers or employees of the Company or its affiliates, of nontransferable, nonqualified options to purchase Common Stock. A maximum of 25,000 shares of Common Stock may be issued under the Directors’ Plan, which will terminate ten years after the date of its adoption unless sooner terminated by the Board. The Non-employee Director Stock Option Committee, which consists of two or more members of the Board, a majority of which may not be non-employee directors, administers the Directors’ Plan. The committee has discretion to interpret the Directors’ Plan and to determine the directors to whom options are granted, the date of grant of each option, the number of shares subject thereto and the nature of restrictions, if any, on such shares. The committee determines the periods during which each option will be exercisable, provided that no option may vest less than six months or more than three years after grant or be exercisable more than five years after grant (or after certain earlier dates following termination of service). The per share exercise price of each option, which must be paid in cash, is also set by the committee, but may not be less than the fair market value of a share of Common Stock on the date of grant.

On February 21, 2003, an option was granted under the Directors’ Plan to Terry A. Elliott, a non-employee director of the Company. Mr. Elliott was granted an option to purchase 3,000 shares of Common Stock, at an exercise price of $7.52 per share, which is equal to the market price of the Common Stock on the grant date. The exercise period of such option will commence on February 20, 2006, and the expiration date of such option is February 19, 2008. Unless any outstanding options expire or are forfeited without exercise, no shares of common stock remain available for issuance pursuant to additional options under the Directors’ Plan.

If the stockholders approve the USA Truck, Inc. 2004 Equity Incentive Plan, then directors of the Company will be eligible to receive awards under that plan. See “Proposal Three: Approval of 2004 Equity Incentive Plan” for a description of the 2004 Equity Incentive Plan. No awards have been granted, and the Company has not agreed to grant any specific awards, to directors pursuant to the 2004 Equity Incentive Plan.

Compensation Committee Interlocks and Insider Participation

The current members of the Executive Compensation Committee of the Board of Directors are Joe D. Powers (Chairman), Roland S. Boreham, Jr. and Jim L. Hanna. James B. Speed was a member of the Compensation Committee and served as its Chairman until February 27, 2004. Mr. Boreham is the Chairman of the Board of Baldor Electric Company, and Baldor Electric Company is party to a contract with the Company whereby the Company transports products manufactured by Baldor Electric Company. See “Certain Transactions.”

INDEPENDENT AUDITOR

Ernst & Young LLP has been the independent auditor for the Company since 1989.

The following table presents fees for professional services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2003 and 2002, and fees billed for other services rendered by Ernst & Young during 2003 and 2002.

	2003	2002
Audit Fees (a)	$148,273	$58,500
All Other Fees:
Audit-related Fees (b)	14,269	2,200
Tax Fees (c)	13,686	28,988
Other Fees	—	—

(a)	Fees and expenses paid to Ernst & Young for (i) the audit of the consolidated financial statements included in the Company’s Annual Report on Form 10-K; (ii) the reviews of the interim consolidated financial information included in the Company’s Quarterly Reports on Form 10-Q; (iii) consultations concerning financial accounting and reporting; and (iv) reviews of documents filed with the SEC and consents.

(b)	Fees and expenses paid to Ernst & Young for audit-related services including accounting consultation and an employee benefit plan audit.

(c)	Fees and expenses paid to Ernst & Young for (i) tax compliance; (ii) tax planning; and (iii) tax advice.

The Audit Committee selects the firm that audits the Company’s financial statements, determines the compensation of that firm and pre-approves all services of any type that firm renders to the Company. The Audit Committee has been informed of the types of services Ernst & Young has been rendering to the Company and has determined that Ernst & Young providing those services has been compatible with its maintaining its independence as to the Company. The Audit Committee did not approve any services pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated under the Exchange Act. A representative of Ernst & Young LLP will be present at the 2004 Annual Meeting and will have the opportunity to make a statement and will be available to respond to appropriate questions from stockholders.

Report of Audit Committee

The following paragraphs constitute the report of the Audit Committee of the Board of Directors for fiscal year 2003. In accordance with Securities and Exchange Commission (the “Commission”) rules, this report shall not be deemed to be incorporated by reference into any statements or reports filed by the Company with the Commission that do not specifically incorporate this report by reference, notwithstanding the incorporation of this Proxy Statement into any such reports.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. The Audit Committee’s actions are governed by a written charter, which has been adopted by the Board of Directors.

In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. All of the members of the Audit Committee are independent as defined by Rules 4200(a)(15) and 4350 (d)(2) of The Nasdaq Stock Market’s listing standards. In addition, the Audit Committee has discussed with the independent auditors the auditors’ independence from management and the Company including the matters in the written disclosures required by the Independent Standards Board and considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee discussed with the Company’s independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU §380), as well as the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting. The Audit Committee held five meetings in person and five by conference call during fiscal year 2003.

In reliance on the reviews and discussions referred to above, and after receiving and reviewing the written disclosures and the letter from the independent accountants as required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee has appointed the Company’s independent auditors for the first quarter of 2004 and will appoint independent auditors for the remainder of the year at the May 5, 2004 Audit Committee meeting.

By the Members of the Audit Committee:

Terry A. Elliott (Chairman) Joe D. Powers Roland S. Boreham, Jr.

Corporate Governance and Related Matters

USA Truck is committed to conducting its business in accordance with the highest ethical standards. As part of that commitment, the Company has adopted a Code of Business Conduct and Ethics (“Code of Ethics”) applicable to all its directors, officers and employees. A copy of the Code of Ethics is available on the Company’s web-site www.usa-truck.com under the caption “Corporate Governance.” In addition, any amendments to, or waivers from, any provision of the Code of Ethics that apply to the Company’s principal executive, financial, and accounting officers, or persons performing similar functions, will be posted at that same location on the Company’s website.

The Company has also adopted a Policy Statement and Procedures for Reporting of Violations and Complaints (“Whistleblower Policy”), a copy of which is available on the Company’s website www.usa-truck.com under the caption “Corporate Governance.” The Whistleblower Policy is intended to create a workplace environment that encourages open and honest communication and to hold the Company and its personnel, including senior management, accountable for adhering to the Company’s ethical standards. The Whistleblower Policy establishes procedures for any person to report violations by the Company or any of its personnel of the Company’s Code of Ethics or any laws, without fear of retaliation. It also contains special procedures for submission by employees of confidential, anonymous complaints involving the Company’s accounting practices and internal accounting controls.

The Company has recently adopted a Shareholder Communications with Directors Policy, which describes the manner in which shareholders can send communications to the Board and sets forth the Company’s policy regarding Board members’ attendance at annual meetings of shareholders. This policy is also available under the caption “Corporate Governance” on the Company’s web-site www.usa-truck.com. All the members of the Board attended the 2003 annual stockholders meeting.

The Company’s Audit Committee and Nominating Committee charters are also available on the Company’s web-site www.usa-truck.com under the caption “Corporate Governance.” A copy of the Company’s Audit Committee charter is also attached as Exhibit C to this proxy statement.

CERTAIN TRANSACTIONS

The Company has a long-standing policy of not making loans to officers, directors or affiliates of the Company. The Company’s policy further prohibits entering into leases, equipment purchase agreements or other contracts with officers, directors or affiliates of the Company unless the Board, and the disinterested members of the Board, so approve upon the Audit Committee’s recommendation, after the Audit Committee has determined that the transaction is reasonable, in the best interest of the Company and on terms no less favorable than could be obtained from an unrelated third party.

The Company is a party to an agreement with Alpha Delta Aviation, Inc. pursuant to which the Company receives aircraft charter service for the transportation of employees in connection with Company business. Robert M. Powell, Chairman and CEO of the Company, is the owner of Alpha Delta Aviation, Inc. This transaction was unanimously approved by the Board of Directors, with Mr. Powell abstaining, and is reviewed annually by the Audit Committee and the Board of Directors. The Audit Committee and the Board of Directors review, on a regular basis, rates charged for similar services by third parties in the relevant market area and have concluded that the terms of this agreement are no less favorable than the Company could obtain from an unrelated third party. In 2003, the total amount paid by the Company to Alpha Delta Aviation, Inc. under this agreement was $70,704.

The Company is a party to a contract with Baldor Electric Company pursuant to which the Company transports products manufactured by Baldor Electric Company. Roland S. Boreham, Jr., a director of the Company, is the Chairman of the Board of Baldor Electric Company. This transaction was unanimously approved by the Board of Directors, with Mr. Boreham abstaining, and is reviewed annually by the Audit Committee and the Board of Directors. The Audit Committee and the Board of Directors review, on a regular basis, rates charged by the Company for similar services to its other customers in the relevant market area and have concluded that the terms of this contract are no less favorable to the Company than its typical agreements with unrelated third party customers. In 2003, the total amount received by the Company from Baldor Electric Company under this contract was $37,142.

On December 31, 2002, the Company entered into a contract with IKON Office Solutions, Inc. (“Ikon”), for the provision of certain printing equipment and maintenance of such equipment (the “Service Contract”). Under the

Service Contract the Company will pay a minimum of $101,000 per year for 3.25 years for the Service Contract. One of the Sales Representatives for Ikon that negotiated the contract between Ikon and the Company is the brother of Clifton R. Beckham, the Company’s Senior Vice President of Finance, Chief Financial Officer and Secretary. The contract was negotiated by other officers of the Company with knowledge of the relationship between Clifton R. Beckham and that Sales Representative. The Company does not have knowledge of that Sales Representative’s interest in the transaction, and the Company has been advised that he is no longer associated with Ikon. The Company previously owned all the equipment that Ikon now provides as stated in the terms of the Service Contract. The Company entered into this contract with Ikon because it believes that Ikon can provide its printing equipment and maintenance of such equipment cheaper than the Company can provide such printing equipment and maintenance itself. In 2003, the total amount paid by the Company to Ikon under this contract was $130,259.

SECTION 16(a) COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Based solely on its review of the copies of such reports received by it, and written representations from certain reporting persons, the Company believes that during fiscal 2003, all filing requirements applicable to its directors, officers and greater than 10% beneficial owners were complied with.

STOCKHOLDER PROPOSALS

The 2005 Annual Meeting of the Company is tentatively scheduled to be held during the first week of May 2005. The bylaws of the Company provide that to be considered for inclusion in the proxy material for an annual meeting, stockholder proposals, including proposals nominating persons for election to the Board of Directors of the Company, must be received at the Company’s principal executive offices no later than 120 days prior to the date the Company’s proxy statement will be released to stockholders in connection with the Annual Meeting held in the preceding year. Accordingly, proposals submitted for inclusion in the proxy statement relating to the 2005 Annual Meeting must be received by the Company no later than December 8, 2004. Any such proposal must be set forth in a notice containing certain information specified in the bylaws. The bylaws also provide that, to be eligible to submit such a proposal, a stockholder must be the record or beneficial owner of at least 1% or $1,000 in market value of the shares of stock entitled to be voted at the Annual Meeting and must have held such shares for at least one year. If the date of the 2005 Annual Meeting is changed by more than 30 calendar days from the date contemplated by this paragraph, a stockholder proposal must be received by the Company within a reasonable amount of time before the proxy statement for such meeting is sent to stockholders to be considered for inclusion.

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE URGED TO SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO ADDITIONAL POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors

CLIFTON R. BECKHAM Secretary

April 7, 2004

Upon written request of any stockholder, the Company will furnish, without charge, a copy of the Company’s 2003 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, including the financial statements and schedules thereto. The written request should be sent to Clifton R. Beckham, Secretary of the Company, at the Company’s executive offices, 3200 Industrial Park Road, Van Buren, Arkansas 72956. The written request must state that as of March 8, 2004 the person making the request was a beneficial owner of shares of the Common Stock of the Company.

Exhibit A

USA TRUCK, INC.

2003 RESTRICTED STOCK AWARD PLAN

AUGUST 22, 2003

TABLE OF CONTENTS

Section 1.	Purpose of Plan	1
Section 2.	Plan Administration	1
Section 3.	Shares Available for Issuance
(a)	Maximum Number of Shares Available	1
(b)	Accounting for Restricted Stock Awards	2
(c)	Return of Shares to Powell	2
(d)	Reservation of Shares	2
Section 4.	Participation	2
Section 5.	Restricted Stock Awards	2
(a)	Grant	2
(b)	Stock Award Agreements	2
(c)	Vesting of Awards	3
(d)	Dividends and Distributions	3
(e)	Restrictions on Transfer	3
(f)	Enforcement of Restrictions	3
(g)	Certificates	3
(h)	Effect of Forfeiture	4
Section 6.	Effect of Termination of Employment or Other Service	4
(a)	Effect of Termination	4
(b)	Date of Termination of Employment or Other Service	4
Section 7.	Payment of Withholding Taxes	4
Section 8.	Rights of Participants and the Company	5
(a)	Rights as a Stockholder	5
(b)	Employment or Service	5
(c)	Non-Exclusivity of the Plan	5
Section 9.	Securities Law and Other Restrictions	5
Section 10.	Plan Amendment, Modification and Termination	5
Section 11.	Stockholder Approval	5
Section 12.	Effective Date and Duration of the Plan	6
Section 13.	Miscellaneous	6
(a)	Governing Law	6
(b)	Successors and Assigns	6

i

USA TRUCK, INC.

2003 RESTRICTED STOCK AWARD PLAN

Section 1. Purpose of Plan. The Board of Directors of USA Truck, Inc., a Delaware corporation (the “Company”), and Robert M. Powell (“Powell”), the Chief Executive Officer and a principal stockholder of the Company, believe the best interests of the Company will be advanced by encouraging and enabling certain officers of the Company to have an increased proprietary interest in the Company. Powell desires to facilitate the Company’s ability to accomplish that purpose by contributing up to One Hundred Fifty Thousand (150,000) shares of the Company’s Common Stock, par value $0.01 per share (“Common Stock”), to the Company for purposes of issuance to such officers as awards of restricted stock (“Awards”) under this USA Truck, Inc. 2003 Restricted Stock Award Plan (the “Plan”), and the Company desires to accept the contribution of such shares from Powell for that purpose. The Company and Powell believe that Awards under the Plan will reward the recipients for their contributions to the achievement by the Company of its business objectives and provide incentives to them to continue to perform services for the Company to the best of their abilities.

Section 2. Plan Administration. The Plan shall be administered by a person (the “Administrator”) appointed by the Board of Directors. Initially, Powell shall serve as the Administrator. In accordance with and subject to the provisions of the Plan, the Administrator will have the authority to determine, and recommend to the Board of Directors, all provisions of Awards consistent with the terms of the Plan, including, without limitation, the following: (A) the officers of the Company who will receive Awards (each officer who receives an Award is referred to in this Plan as a “Participant”); (B) the nature and extent of the Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Award); (C) the time or times when Awards will be granted; and (D) the restrictions and other conditions (including, for example, the lapse of time and the achievement of specified performance goals) to which the vesting of Awards may be subject. Each Award, however, shall be subject to the approval of the full Board of Directors and shall be made only after the Board has approved (i) the transfer of shares of Common Stock to the Company by Powell as contemplated by Section 3, (ii) the grant of such Award to a specific Participant, and all terms and conditions (including vesting and forfeiture provisions) associated with such Award and (iii) the transfer back to the Company (as provided in Section 5(h)) of the shares of Common Stock subject to the Award (or the then-unvested portion thereof) upon forfeiture of such shares in accordance with the Plan and the agreement entered into by the Company and the Participant in connection with such Award. Neither the Administrator nor any member of the Board will be liable for any action or determination made in good faith with respect to the Plan or any Award granted under the Plan.

Section 3. Shares Available for Issuance.

(a) Maximum Number of Shares Available. The maximum aggregate number of shares of Common Stock that will be available for issuance under the Plan will be One Hundred Fifty Thousand (150,000) shares of Common Stock. It is the mutual desire of the Company and Powell that the issuance of shares of restricted stock pursuant to Awards granted under the Plan shall not dilute the interests of the stockholders of the Company. For that reason, the shares available for issuance under the Plan shall consist solely of shares of Common Stock contributed to the Company by Powell specifically for the purpose of issuance as restricted stock pursuant to Awards granted under the Plan. Such number and kind of shares shall be appropriately adjusted in the event of any stock splits, reverse stock splits or stock dividends hereafter paid or declared with respect to such stock. The contribution of shares of Common Stock to the Company by Powell for purposes of the Plan may occur at such time or times as Powell may determine, provided, however, that Awards may not be made under the Plan with respect to a number of shares, in the aggregate, that exceeds the number of shares of Common Stock that shall have been contributed to the Company by Powell for such purpose, plus the number of shares returned to the Company as contemplated by Section 5(h), on or prior to the date of such Awards (subject to adjustment as contemplated by the preceding sentence).

(b) Accounting for Restricted Stock Awards. Shares of Common Stock that are issued under the Plan, including shares that remain subject to forfeiture under outstanding Awards, will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan. Any shares of Common Stock that are forfeited back to the Company as contemplated in Section 5(h) for any reason prior to the Primary Termination Date (as defined in Section 12) will automatically again become available for issuance under the Plan through the Primary Termination Date.

(c) Return of Shares to Powell. Upon any termination of the Plan, all shares then available for issuance under the Plan and not subject to outstanding Awards will be returned to Powell on or as promptly as practicable after the Primary Termination Date. Any shares of Common Stock that then remain subject to forfeiture under outstanding Awards and are subsequently forfeited by a Participant and returned to the Company pursuant to Section 5(h) will be returned to Powell by the Company on or before December 31 of the year in which the forfeiture occurs, except that any and all such shares not previously returned to Powell will be returned to him on or as promptly as practicable after the Final Termination Date (as defined in Section 12). Upon the return of shares to Powell as contemplated by this paragraph (c), such shares shall be owned outright by Powell, without restriction of any kind (other than such restrictions on transfer as may exist under federal or state securities laws). The Company’s obligation to return shares to Powell pursuant to this paragraph (c) will survive termination of the Plan.

(d) Reservation of Shares. All shares of Common Stock that are available for issuance as Awards under the Plan (including shares that have been returned to the Company following forfeiture of prior Awards), and all shares of Common Stock that are subject to the Company’s obligations under Section 3(c), shall be reserved and set aside by the Company for those purposes.

Section 4. Participation. Participants in the Plan will be those officers of the Company who, in the judgment of the Administrator, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company. Awards will be deemed to be granted as of the date specified by the Administrator and approved by the Board of Directors.

Section 5. Restricted Stock Awards.

(a) Grant. Each Award will be subject to such terms, conditions and restrictions, consistent with the other provisions of the Plan, as may be determined by the Administrator and approved by the Board of Directors.

(b) Stock Award Agreements. Upon the granting of an Award to a Participant, the Company shall prepare and deliver to such Participant an agreement substantially in the form attached hereto as Exhibit A (a “Stock Award Agreement”) with such modifications, consistent with the Plan, as may be approved by the Board of Directors and as may be necessary to reflect the specific terms and conditions of the Award approved in accordance with Section 2. The approval by the Board of Directors of each Award shall include, without limitation, specific approval of the number of shares of Common Stock covered by the Award, the vesting and forfeiture provisions (including performance goals), the return of shares covered by the Award (and of any shares of Common Stock that may be issued in respect thereof as, for example, stock dividends) to the Company upon any forfeiture thereof and the right of the Participant to use shares of Common Stock vesting under the Award, or other shares of Common Stock owned by the Participant, to satisfy Tax Obligations (as contemplated by Section 7 of this Plan). In the event of inconsistency between the terms of any Stock Award Agreement and this Plan, the terms of the Plan shall control.

(c) Vesting of Awards. The shares of Common Stock subject to an Award shall vest, and the forfeiture provisions and restrictions on transfer applicable to such Award shall terminate, as determined by the Administrator and approved by the Board, subject to the following:

(i) No shares may vest less than one year after the date of grant of the Award;

(ii) No more than twenty percent (20%) of the shares subject to an Award may vest during any period of less than one year; and

(iii) No shares subject to an Award may continue to vest after the Participant has ceased to be in the continuous employ or service as an officer of the Company or a subsidiary.

(d) Dividends and Distributions. Unless otherwise set forth in the Stock Award Agreement evidencing the Award, the Board of Directors shall determine at the time of declaration of any dividends or distributions with respect to shares of Common Stock subject to the unvested portion of an Award whether such dividends or distributions will be subject to the same restrictions (including risk of forfeiture) as the shares to which such dividends or distributions relate. The Board of Directors shall also determine whether the Company will withhold any such dividend or distribution pending vesting of the shares to which it relates and, in such event, the Board will determine whether any interest will be paid on such dividend or distribution.

All stock dividends, stock rights and stock issued upon split-ups or reclassifications of shares of Common Stock shall be subject to the same restrictions as the shares with respect to which such stock dividends, rights or additional shares are issued, and may be held in custody as provided in Section 5(f).

(e) Restrictions on Transfer. Except as may be otherwise expressly permitted by the Stock Award Agreement evidencing an Award, no right or interest of any Participant in shares subject to an Award prior to the vesting of such shares will be assignable or transferable, or subjected to any lien, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.

(f) Enforcement of Restrictions. To enforce the restrictions referred to in this Section 5, the Administrator may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent.

(g) Certificates. Subject to paragraph (f) above, a recipient of an Award shall be issued a certificate or certificates evidencing the shares subject to such Award. Such certificates shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award, which legend shall be in substantially the following form:

“The transferability of this certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture) of the USA Truck, Inc. 2003 Restricted Stock Award Plan and an Agreement entered into between the registered owner and USA Truck, Inc. Copies of such Plan and Agreement are on file in the corporate offices of USA Truck, Inc.”

(h) Effect of Forfeiture. Upon the forfeiture of any shares of Common Stock subject to an outstanding Award pursuant to the terms and provisions of the Plan or any Stock Award Agreement, such shares shall automatically be forfeited and returned to the Company, without the necessity of any further action by the Participant or the Company. Any such shares that are forfeited on or prior to the Primary Termination Date shall thereafter be available for issuance as new Awards under the Plan through the Primary Termination Date.

Section 6. Effect of Termination of Employment or Other Service.

(a) Effect of Termination. In the event a Participant’s full-time employment or service as an officer of the Company or a subsidiary of the Company is terminated by the Company or by the Participant for any reason, with or without cause, and including without limitation terminations resulting from the Participant’s retirement, death or disability, all unvested portions of all Awards then held by the Participant will automatically terminate and all unvested shares covered thereby will be forfeited.

(b) Date of Termination of Employment or Other Service. Unless the Administrator otherwise determines in his sole discretion, a Participant’s employment or service as an officer will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the applicable subsidiary for which the Participant provides employment or service as an officer, as determined by the Administrator in his sole discretion based upon such records. Any decision to terminate the employment or service of a Participant must be made or approved by the Board of Directors or by a duly authorized officer of the Company, other than the Administrator.

Section 7. Payment of Withholding Taxes. The Company is entitled to (i) withhold and deduct from wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or any subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy the Participant’s share of any and all federal, state and local withholding and employment-related tax requirements attributable to an Award (the “Tax Obligations”), including, without limitation, the grant, vesting of, or payment of dividends with respect to, shares governed by an Award, or (ii) require the Participant promptly to remit the amount necessary to satisfy the Tax Obligations to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Award. To the extent any such taxes require a determination of the fair market value of any Award Shares, such value shall be determined by reference to the average of the high and low sale price of the Company’s Common Stock on The Nasdaq Stock Market (or other exchange or market on which the Common Stock may then be listed) on the relevant date (or if there are no sales on such date, on the last preceding date for which such high and low sale price information is available), subject to such adjustments for nontransferability or other factors as the Company’s Board of Directors may determine to be appropriate.

Notwithstanding the foregoing, the Participant shall have the right to satisfy, in whole or in part, any Tax Obligations that arise in connection with the grant or vesting of an Award by either (a) electing to have the Company withhold from the shares vesting a number of whole shares of Common Stock having an aggregate fair market value on the vesting date equal to the amount necessary to satisfy such Tax Obligations or (b) assigning and delivering to the Company other shares of Common Stock owned by the Participant having an aggregate fair market value on the grant date or vesting date, as the case may be, equal to the amount necessary to satisfy such Tax Obligations. In no event, however, may a Participant use unvested shares to satisfy any Tax Obligations. For purposes of this paragraph, the fair market value of each share of Common Stock withheld or delivered pursuant to this paragraph shall be equal to the fair market value per share on the relevant date of the shares of Common Stock granted or vesting pursuant to the Award, and if no such fair market value is determined, then the fair market value of the shares withheld or delivered to the Company shall be the average of the high and low sale price of the Company’s Common Stock on The Nasdaq Stock Market (or other exchange or market on which the Common Stock may then be listed) on the relevant date (or if there are no sales on such date, on the last preceding date for which such high and low sale price information is available). Any difference between the amount of the Tax Obligations and the fair market value of the shares withheld or delivered to the Company in accordance with this paragraph shall be paid in a manner contemplated by the preceding paragraph of this Section 7. Any shares of Common Stock withheld or delivered to the Company pursuant to this paragraph will become property of the Company, and such shares shall not thereafter be available to be subject to an Award granted under the Plan and shall not be returned to Powell pursuant to Section 3(c). Any election made by a Participant under this paragraph must be made in writing to the Company before the occurrence of the event (i.e., the granting or vesting of an Award) with respect to which such election is made, and shall be irrevocable.

Section 8. Rights of Participants and the Company.

(a) Rights as a Stockholder. Subject to the terms, conditions, restrictions and limitations set forth in Section 5 or elsewhere in the Plan or in the applicable Stock Award Agreement, a Participant will have, with respect to shares of Common Stock (vested and unvested) issued to the Participant as an Award, all voting, dividend, liquidation and other rights of a stockholder of the Company.

(b) Employment or Service. Nothing in the Plan will interfere with or limit in any way the right of the Company or any subsidiary to terminate the employment or service of any Participant at any time, nor confer upon any Participant any right to continue in the employ or service of the Company or any subsidiary.

(c) Non-Exclusivity of the Plan. Nothing contained in the Plan is intended to modify or rescind any previously approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board of Directors to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

Section 9. Securities Law and Other Restrictions. Notwithstanding any other provision of the Plan or any Stock Award Agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Awards granted under the Plan, unless there is in effect with respect to such shares a registration statement under the Securities Act of 1933 and any applicable state securities laws or an exemption from such registration under such Act and applicable state securities laws. The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as the Company may deem necessary or advisable in order to comply with such securities laws or other restrictions.

Section 10. Plan Amendment, Modification and Termination. The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the stockholders of the Company if stockholder approval of the amendment is then required under the Securities Exchange Act of 1934 or the rules of any stock exchange or stock market on which the Company’s securities are listed or traded. No termination, suspension or amendment of the Plan may adversely affect any outstanding Award without the consent of the affected Participant.

Section 11. Stockholder Approval. Any Award granted under the Plan prior to the date on which the Plan is approved by stockholders holding at least a majority of the voting stock of the Company represented in person or by proxy at a duly held stockholders’ meeting shall be contingent upon such approval. If the Plan is not so approved by stockholders within one year after the date on which the Plan is approved by the Board of Directors, then the Plan, and any and all Awards granted under the Plan, shall terminate and be null and void as of the date of Board approval, as if the Plan had never been adopted or implemented and no Awards had ever been granted.

Section 12. Effective Date and Duration of the Plan. The effective date of the Plan shall be the date the Plan is approved by the Board of Directors (which approval shall specifically include, without limitation, the contribution and transfer of shares of Common Stock to the Company by Powell pursuant to Section 3(a) and the return of shares of Common Stock to Powell pursuant to Section 3(c)), provided that the Plan is, within one year after such date, approved by the stockholders of the Company as contemplated in Section 11. If so approved, the Plan will terminate at 11:59 p.m., Central time, on August 31, 2009 and may be terminated prior to such time by action of the Board of Directors (the date on which the Plan terminates or is terminated as contemplated by this sentence is referred to in this Plan as the “Primary Termination Date”). No Award will be granted after the Primary Termination Date. Awards outstanding upon termination of the Plan on the Primary Termination Date may continue to vest, in accordance with the terms and provisions of this Plan and the applicable Stock Award Agreement, and the provisions of this Plan shall remain in effect for the purpose of governing such outstanding Awards and for the other purposes set forth in this Plan (other than the granting of new Awards) until the date immediately following the date on which all shares subject to such outstanding Awards shall have either vested or been forfeited and returned to the Company in accordance with this Plan and the applicable Stock Award Agreements (the “Final Termination Date”).

Section 13. Miscellaneous.

(a) Governing Law. The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed in accordance with the laws of the State of Delaware.

(b) Successors and Assigns. The Plan and any Stock Award Agreements evidencing Awards will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants. Without limiting the foregoing, in the event of any acquisition or change of control of the Company, the acquiring, surviving or succeeding corporation or other entity shall be bound by the terms and provisions of all outstanding Awards and by the Company’s obligations under Section 3(c) (adjusted as necessary to give effect to any change in the Common Stock resulting from the acquisition or other transaction), and the Board of Directors of the Company shall take such actions as shall be necessary and appropriate to enforce the provisions of this paragraph.

Exhibit B

USA TRUCK, INC. 2004 EQUITY INCENTIVE PLAN

ARTICLE I

PURPOSE OF THE PLAN

The purpose of this USA Truck, Inc. 2004 Equity Incentive Plan (the “Plan”) is to attract, retain and motivate employees, officers and directors of USA Truck, Inc., a Delaware corporation (the “Company”), by providing them the opportunity to acquire a proprietary interest in the Company and to link their interests and efforts to the long-term interests of the Company’s shareholders.

ARTICLE II

DEFINITIONS

Whenever used in the Plan, the following terms shall have the meanings set forth in this Article II, as follows:

“Affiliate” means any parent or subsidiary corporation of the Company within the meaning of Rule 12b-2 under the Securities Exchange Act of 1934, as amended, and any entity that is directly or indirectly controlled by the Company.

“Award” means any Option, Stock Appreciation Right, Restricted Stock, Stock Unit, Performance Share, Performance Unit, dividend equivalent, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” has the meaning set forth in Section 3.1.

“Common Stock” means the common stock, par value $.01 per share, of the Company.

“Company” means USA Truck, Inc., a Delaware corporation.

“Covered Employee” means a “covered employee” as that term is defined in Section 162(m)(3) of the Code or any successor provision.

“Disability” means “Disability” as defined by the Committee for purposes of the Plan or an Award or in the instrument evidencing the Award or in a written employment or services agreement between the Participant and the Company or an Affiliate.

“Effective Date” has the meaning set forth in Article XVIII.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means the average of the high and low per share trading prices (or the average of the opening and closing prices, or the closing price, if so determined by the Committee) for the Common Stock on The Nasdaq Stock Market (“Nasdaq”) during regular session trading as reported to the Company by The Wall Street Journal or such other source the Committee deems reliable for a single trading day or an average of trading days not to exceed 30 days from the Grant Date, at the Committee’s discretion.

“Grant Date” means the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention that it qualify as an “incentive stock option” as that term is defined in Section 422 of the Code or any successor provision.

“Layoff” means “Layoff” as defined by the Committee for purposes of the Plan or an Award or in the instrument evidencing the Award or in a written employment or services agreement between the Participant and the Company or an Affiliate.

“Nonemployee Director” means an individual who (i) is now, or hereafter becomes, a member of the Board of Directors of the Company, and (ii) is neither an employee nor an officer of the Company or of an Affiliate of the Company. For purposes of this Plan, “employee” shall mean an individual whose wages are subject to the withholding of federal income tax under Section 3401 of the Code, and “officer” shall mean an individual elected or appointed by the Board of Directors or chosen in such other manner as may be prescribed in the Bylaws of the Company or an Affiliate to serve as such.

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Nonrecurring Items” means nonrecurring items deemed not reflective of the Company’s core operating performance, including, but not limited to, exogenous events, acquisitions, divestitures, changes in accounting principles or “extraordinary items” determined under generally accepted accounting principles.

“Option” means a right to purchase Common Stock granted under Article VII.

“Participant” means any eligible person as set forth in Article V to whom an Award is granted.

“Performance Criteria” has the meaning set forth in Section 11.1.

“Performance Share” has the meaning set forth in Section 10.1.

“Performance Unit” has the meaning set forth in Section 10.2.

“Plan” means this USA Truck, Inc. 2004 Equity Incentive Plan.

“Restricted Stock” means an Award of shares of Common Stock granted under Article IX, the rights of ownership of which may be subject to such restrictions and risk of forfeiture as may be prescribed by the Committee.

“Retirement” means “Retirement” as defined by the Committee for purposes of the Plan or an Award or in the instrument evidencing the Award or in a written employment or services agreement between the Participant and the Company or an Affiliate.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Stock Appreciation Right” has the meaning set forth in Section 8.1.

“Stock Unit” means an Award granted under Article IX denominated in units of Common Stock. A Participant’s right to receive payment upon the vesting of a Stock Unit in accordance with Article IX may be subject to such restrictions and risk of forfeiture as may be prescribed by the Committee. A Stock Unit shall evidence the right of the Participant to whom it has been awarded to receive payment in the form or forms and at the time or times determined by the Committee in accordance with Article IX and, except for shares of Common Stock, if any, issued in satisfaction of the Company’s obligation to make such payments, no shares of Common Stock shall be issued to the Participant in connection with such Stock Unit.

“Substitute Awards” means Awards granted or shares of Common Stock issued by the Company in assumption of, or in substitution or exchange for, awards previously granted by a company acquired by the Company or with which the Company combines.

“Termination of Service,” unless otherwise defined by the Committee for purposes of the Plan or an Award or in the instrument evidencing the Award or in a written employment or services agreement, means a termination of employment or service relationship with the Company or an Affiliate for any reason, whether voluntary or involuntary, including by reason of death, Disability, Retirement or Layoff. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Committee and such determination shall be final. Transfer of a Participant’s employment or service relationship between Affiliates of the Company, or between the Company and any Affiliate of the Company, shall not be considered a Termination of Service for purposes of an Award. Unless the Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant’s employment or service relationship is with an entity that has ceased to be an Affiliate.

ARTICLE III

ADMINISTRATION

3.1 Administration of the Plan. The Plan shall be administered by the Executive Compensation Committee of the Board; provided, however, that with respect to Awards to Nonemployee Directors, the Plan shall be administered by the Nonemployee Directors Stock Option Committee of the Board, consisting of two or more members of the Board, a majority of which shall not be Nonemployee Directors. Notwithstanding the foregoing, except with respect to benefits to Nonemployee Directors and to officers subject to Section 16 of the Exchange Act or officers who are or may be Covered Employees, the Board or the Executive Compensation Committee may delegate responsibility for administering the Plan with respect to designated classes of eligible persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board or the Executive Compensation Committee deems appropriate. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Executive Compensation Committee may authorize one or more officers of the Company to grant Awards to designated classes of eligible persons, within limits specifically prescribed by the Board or the Executive Compensation Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act. All references in the Plan to the “Committee” shall be, as applicable, to the Executive Compensation Committee, the Nonemployee Directors Stock Option Committee, or any other committee or any officer to whom the Board or the Executive Compensation Committee has delegated authority to administer the Plan.

3.2 Administration and Interpretation by Committee. Except for the terms and conditions explicitly set forth in the Plan, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board, to (a) select the eligible persons as set forth in Article V to whom Awards may from time to time be granted under the Plan; (b) determine the type or types of Award to be granted to each Participant under the Plan; (c) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (d) determine the terms and conditions of any Award granted under the Plan; (e) approve the forms of agreements for use under the Plan; (f) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (g) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant; (h) interpret and administer the Plan and any instrument or agreement entered into under the Plan; (i) establish such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; (j) delegate ministerial duties to such of the Company’s officers as it so determines; and (k) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan. Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any shareholder and any eligible person. A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

ARTICLE IV

SHARES SUBJECT TO THE PLAN

4.1 Authorized Number of Shares.

(a) Subject to adjustment from time to time as provided in Article XV and subject to Sections 4.1(b) and 4.2, the maximum number of shares of Common Stock available for issuance under the Plan shall be 900,000 shares.

(b) Notwithstanding Section 4.1(a) and subject to the provisions of Article XV relating to adjustments, on the day of each annual meeting of stockholders of the Company for a period of nine (9) years, commencing with the annual meeting of stockholders in 2005 and ending with the annual meeting of stockholders in 2013, the maximum number of shares of Common Stock that is available for issuance under the Plan as set forth in Section 4.1(a) (inclusive of shares that shall have been issued prior to such day) shall automatically be increased by that number of shares equal to the lesser of (i) 25,000 shares or (ii) such lesser number of shares (which may be zero or any number less than 25,000) as determined by the Board.

4.2 Share Usage.

(a) If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited by the Participant and reacquired by the Company, the shares subject to such Awards and the reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock that are either (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award or (ii) covered by an Award that is settled in cash shall be available for Awards under the Plan. All shares issued under the Plan may be either authorized and unissued shares or issued shares reacquired by the Company.

(b) The Committee shall have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

(c) Notwithstanding the foregoing, the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the aggregate share number provided in Section 4.1, subject to adjustment as provided in Article XV; and provided, further, that for purposes of Section 4.3, any such shares shall be counted in accordance with the requirements of Section 162(m) of the Code.

4.3 Limitations. Subject to adjustment as provided in Article XV, no Participant shall be eligible to receive in any one calendar year Awards relating to more than 30,000 shares of Common Stock.

ARTICLE V

ELIGIBILITY

An Award may be granted to any employee, officer or director of the Company or an Affiliate whom the Committee from time to time selects. The above are “eligible persons.”

ARTICLE VI

AWARDS

6.1 Form and Grant of Awards. The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone, in addition to or in tandem with any other type of Award.

6.2 Evidence of Awards. Awards granted under the Plan shall be evidenced by a written instrument that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

6.3 Deferrals. The Committee may permit or require a Participant to defer receipt of the payment of any Award. If any such deferral election is permitted or required, the Committee, in its sole discretion, shall establish rules and procedures for such payment deferrals, which may include the grant of additional Awards or provisions for the payment or crediting of interest or dividend equivalents, including converting such credits to deferred stock unit equivalents.

ARTICLE VII

OPTIONS

7.1 Grant of Options. The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2 Option Exercise Price. Subject to Section 7.8, the exercise price for shares purchased under an Option shall be as determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Common Stock for the Grant Date, except in the case of Substitute Awards. In no event shall the Committee, without the prior approval of the Company’s shareholders, cancel any outstanding Option for the purpose of reissuing the Option to the Participant at a lower exercise price or reduce the exercise price of an outstanding Option.

7.3 Term of Options. Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, and subject to Section 7.8, the maximum term of an Option shall be as established for that Option by the Committee or, if not so established, shall be ten years from the Grant Date.

7.4 Exercise of Options. The Committee shall establish and set forth in each instrument that evidences an Option the times at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time.

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery as directed by the Company to the Company or a brokerage firm designated or approved by the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Section 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5 Payment of Exercise Price. The exercise price for shares purchased under an Option shall be paid in full as directed by the Company to the Company or a brokerage firm designated or approved by the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include: (a) check; (b) wire transfer; (c) tendering by attestation shares of Common Stock that have been owned by the Participant for more than six months and that on the day prior to the exercise date have a Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option; (d) to the extent permitted by applicable law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any tax withholding obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or (e) such other consideration as the Committee may permit in its sole discretion.

To the extent that the exercise price of an Option (the “original Option”) is paid, in whole or in part, by a tender of shares of Common Stock already owned by the Participant, the instrument evidencing the original Option may, in the Committee’s discretion, create a new Option for the number of shares of Common Stock utilized in payment of the exercise price (the “new Option”). The terms of the new Option shall be as set forth in the instrument evidencing the original Option, provided that the exercise price of the new Option shall not be less than 100% of the Fair Market Value of the Common Stock on the exercise date of the original Option.

7.6 Post-Termination Exercise. The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time.

7.7 Incentive Stock Options. The terms of any Incentive Stock Options shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. Individuals who are not employees of the Company or one of its parent or subsidiary corporations (as such terms are defined for purposes of Section 422 of the Code) may not be granted Incentive Stock Options. To the extent that the aggregate Fair Market Value of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year exceeds $100,000 or, if different, the maximum limitation in effect at the time of grant under the Code (the Fair Market Value being determined as of the Grant Date for the Option), such portion in excess of $100,000 shall be treated as Nonqualified Stock Options.

7.8 Options Granted to Ten Percent Stockholders. No Incentive Stock Option shall be granted to any Participant who owns, directly or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or one of its parent or subsidiary corporations (as such terms are defined for purposes of Section 422 of the Code), unless at the time the Option is granted, the exercise price of the Option is at least 110% of the Fair Market Value of the Common Stock subject to such Option and such Option, by its terms, is not exercisable after the expiration of five years from the Grant Date of the Option. The provisions of this Section 7.8 shall not apply to the grant of Nonqualified Stock Options.

ARTICLE VIII

STOCK APPRECIATION RIGHTS

8.1 Grant of Stock Appreciation Rights. The Committee may grant stock appreciation rights (“Stock Appreciation Rights” or “SARs”) to Participants at any time. An SAR may be granted in tandem with an Option or alone (“freestanding”). The grant price of a tandem SAR shall be equal to the exercise price of the related Option, and the grant price of a freestanding SAR shall be equal to the Fair Market Value of the Common Stock for the Grant Date or a period of days not to exceed 30 days prior to and/or after the Grant Date. An SAR may be exercised upon such terms and conditions and for such term as the Committee determines in its sole discretion; provided, however, that, subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the SAR, the term of a freestanding SAR shall be as established for that SAR by the Committee or, if not so established, shall be ten years, and in the case of a tandem SAR, (a) the term shall not exceed the term of the related Option and (b) the tandem SAR may be exercised for all or part of the shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option, except that the tandem SAR may be exercised only with respect to the shares for which its related Option is then exercisable.

8.2 Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying: (a) the difference between the Fair Market Value of the Common Stock for the date of exercise over the grant price by (b) the number of shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment upon exercise of an SAR may be in cash, in shares of equivalent value, in some combination thereof or in any other manner approved by the Committee in its sole discretion.

ARTICLE IX

RESTRICTED STOCK AND STOCK UNITS

9.1 Grant of Restricted Stock and Stock Units. The Committee may grant Restricted Stock and Stock Units on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any (which may be based on continuous service with the Company or an Affiliate or the achievement of any of the Performance Criteria set forth in Section 11.1), as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

9.2 Issuance of Shares. Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock or Stock Units, or upon a Participant’s release from any terms, conditions and restrictions of Restricted Stock or Stock Units, as determined by the Committee, and subject to the provisions of Section 13, (a) the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the

Participant, and (b) Stock Units shall be paid in cash, shares of Common Stock or a combination of cash and shares of Common Stock as the Committee shall determine in its sole discretion. Any fractional shares subject to such Awards shall be paid to the Participant in cash.

9.3 Dividends and Distributions. Participants holding shares of Restricted Stock or Stock Units may, if the Committee so determines, be credited with dividends paid with respect to the underlying shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion. The Committee may defer payment (with or without interest) for such periods, and apply any restrictions to the dividends or dividend equivalents as the Committee deems appropriate. The Committee, in its sole discretion, may determine the form of payment of dividends or dividend equivalents, including cash, shares of Common Stock, Restricted Stock or Stock Units.

9.4 Waiver of Restrictions. Notwithstanding any other provisions of the Plan, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock or Stock Unit under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate; provided, however, that the Committee may not adjust performance goals for any Restricted Stock or Stock Unit intended to be exempt under Section 162(m) of the Code for the year in which the Restricted Stock or Stock Unit is settled in such a manner as would increase the amount of compensation otherwise payable to a Participant.

ARTICLE X

PERFORMANCE SHARES AND PERFORMANCE UNITS

10.1 Grant of Performance Shares. The Committee may grant Awards of performance shares (“Performance Shares”) and designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares, the length of the performance period and the other terms and conditions of each such Award. Each Award of Performance Shares shall entitle the Participant to a payment in the form of shares of Common Stock upon the attainment of performance goals and other terms and conditions specified by the Committee. Notwithstanding satisfaction of any performance goals, the number of shares issued under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion. However, the Committee may not, in any event, increase the number of shares earned upon satisfaction of any performance goal by any Participant, including but not limited to any Covered Employee. The Committee, in its sole discretion, may make a cash payment equal to the Fair Market Value of the Common Stock otherwise required to be issued to a Participant pursuant to an Award of Performance Shares. It is generally expected that the Committee will exercise its discretion to make cash settlements of Awards of Performance Shares only with respect to Awards granted to Participants in countries other than the United States.

10.2 Grant of Performance Units. The Committee may grant Awards of performance units (“Performance Units”) and designate the Participants to whom Performance Units are to be awarded and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units shall entitle the Participant to a payment in cash upon the attainment of performance goals and other terms and conditions specified by the Committee. Notwithstanding the satisfaction of any performance goals, the amount to be paid under an Award of Performance Units may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion. However, the Committee may not, in any event, increase the amount earned under Awards of Performance Units upon satisfaction of any performance goal by any Participant, including but not limited to any Covered Employee. The Committee, in its discretion, may substitute actual shares of Common Stock for the cash payment otherwise required to be made to a Participant pursuant to a Performance Unit.

ARTICLE XI

PERFORMANCE CRITERIA

11.1 Awards Subject to Performance Goals. Awards of Restricted Stock, Stock Units, Performance Shares, Performance Units and other Awards made pursuant to the Plan, the vesting of such Awards and/or a Participant’s right to receive payments thereunder may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Code, including but not limited to the following: profits (including, but not limited to, profit growth, net operating profit or economic profit); profit-related return ratios; return measures (including, but not limited to, return on assets, capital, equity or sales); cash flow (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); earnings (including, but not limited to, net earnings, earnings per share, earnings before or after taxes, interest, depreciation and/or amortization, or increases in retained earnings); net sales growth; gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total shareholder return); expense targets; margins; operating efficiency; customer satisfaction; and working capital targets (“Performance Criteria”). Performance Criteria may be stated in absolute terms or relative to comparison companies or indices to be achieved during a period of time.

11.2 Use and Calculation of Performance Criteria. Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company. Any Performance Criteria may include or exclude Nonrecurring Items. Performance Criteria shall be calculated in accordance with the Company’s financial statements or generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award that is consistently applied and identified in the audited financial statements, including footnotes, or the Management’s Discussion and Analysis section of the Company’s annual report. The Committee may not in any event increase the amount of compensation payable to a Covered Employee upon the satisfaction of any Performance Criteria.

ARTICLE XII

OTHER STOCK OR CASH-BASED AWARDS

In addition to the Awards described in Articles VII through X, and subject to the terms of the Plan, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan as it determines to be in the best interests of the Company and subject to such other terms and conditions as it deems appropriate.

ARTICLE XIII

WITHHOLDING

The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award (“tax withholding obligations”) and (b) any amounts due from the Participant to the Company or to any Affiliate (“other obligations”). The Company shall not be required to issue any shares of Common Stock under the Plan until such tax withholding obligations and other obligations are satisfied.

The Committee may permit or require a Participant to satisfy all or part of his or her tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations, calculated at the minimum statutory withholding rate, and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a Fair Market Value equal to the tax withholding obligations, calculated at the minimum statutory withholding rate, and other obligations.

ARTICLE XIV

ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by the Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except that to the extent permitted by the Committee, in its sole discretion, a Participant may designate one or more beneficiaries on a Company-approved form who may receive payment under an Award after the Participant’s death. During a Participant’s lifetime, an Award may be exercised only by the Participant.

ARTICLE XV

ADJUSTMENTS

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to shareholders other than a normal cash dividend or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or of any other company or (b) new, different or additional securities of the Company or of any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the numbers of shares by which the aggregate number of shares available for issuance may increase annually as provided in Section 4.1(b), (iii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2; (iv) the maximum number and kind of securities that may be subject to Awards made to an individual in any one calendar year as set forth in Section 4.3; and (v) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor.

The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards or the number of shares available for issuance under the Plan.

ARTICLE XVI

AMENDMENT AND TERMINATION

16.1 Amendment, Suspension or Termination of the Plan. The Board or the Executive Compensation Committee of the Board may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law or regulation or by the rules of The Nasdaq Stock Market or any stock exchange on which the Company’s stock may from time to time be listed or traded, shareholder approval shall be required for any amendment to the Plan.

16.2 Term of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the earlier of (a) the adoption of the Plan by the Board and (b) the Effective Date.

16.3 Consent of Participant. The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant’s consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Article XV shall not be subject to these restrictions.

ARTICLE XVII

GENERAL

17.1 No Individual Rights. No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Affiliate or limit in any way the right of the Company or any Affiliate to terminate a Participant’s employment or other relationship at any time, with or without cause.

17.2 Issuance of Shares. Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any stock market, securities exchange, or similar entity.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock market or securities exchange.

17.3 Indemnification. Each person who is or shall have been a member of the Board, the Committee, any other committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article III shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability or expense is a result of his or her own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify them or hold them harmless.

17.4 No Rights as a Shareholder. Unless otherwise provided by the Committee or in the instrument evidencing the Award or in a written employment or services agreement, no Option or Award denominated in units shall entitle the Participant to any cash dividend, voting or other right of a shareholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

17.5 Compliance With Laws and Regulations. Notwithstanding anything in the Plan to the contrary, the Committee, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

17.6 Participants in Other Countries. The Committee shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of other countries in which the Company or any Affiliate may operate to ensure the viability of the benefits from Awards granted to Participants employed in such countries, to comply with applicable foreign laws and to meet the objectives of the Plan.

17.7 No Trust or Fund. The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

17.8 Successors. All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

17.9 Severability. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

17.10 Choice of Law. The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law.

ARTICLE XVIII

EFFECTIVE DATE

The Plan shall become effective on the date (the “Effective Date”) on which the shareholders of the Company approve the Plan, immediately following such shareholder approval of the Plan.

Exhibit C

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

USA TRUCK, INC.

As Approved May 7, 2003

CHARTER

I.	PURPOSE AND AUTHORITY

This Charter (this “Charter”) shall govern the operations of the Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of USA Truck, Inc., a Delaware corporation (the “Corporation”). The purpose of the Charter is to set forth the rules and guidelines necessary to enable the Committee to effectively (1) manage the engagement of the Corporation’s outside auditors and (2) assist and direct the Board in fulfilling its oversight responsibilities by conducting thorough reviews of: financial statements and reports provided by the Corporation to the government or to the public; the Corporation’s systems of internal controls; and the Corporation’s auditing, accounting and financial reporting processes generally. Consistent with this purpose, the Committee shall encourage continuous improvement of, and shall foster adherence to, the Corporation’s policies, procedures and practices at all levels. The Committee’s primary responsibilities are to:

•	Monitor the Corporation’s financial reporting processes and systems of internal controls regarding finance and accounting.

•	Monitor the independence and performance of the Corporation’s outside auditors.

•	Provide an avenue of communication among the Board, the outside auditors, and financial and senior management of the Corporation.

•	Appoint, evaluate and discharge, in its sole discretion, the corporation’s outside auditors.

In discharging its duties, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Corporation.

The Committee shall have the authority to retain on behalf of the Committee, at the Corporation’s expense, such outside counsel or other advisers, as the Committee deems necessary and appropriate in connection with the performance of its duties and to determine, in its sole discretion, the terms of such engagements and the fees that will be paid to such advisers. The Committee shall not be required or expected to retain such outside counsel or advisers on a routine or ongoing basis, but shall have the authority to do so whenever it determines that such engagement is necessary or appropriate and in the best interest of the Corporation and its shareholders. In addition to providing the funding for the compensation of such advisers, the Corporation shall also provide appropriate funding for the ordinary administrative expenses of the Committee that the Committee determines to be necessary or appropriate in carrying out its duties.

For purposes of this Charter, the term “outside auditors” means any public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Corporation.

All references in this Charter to statutes (including provisions of the Exchange Act), rules or regulations (including those of the Commission and the NASD), Statements on Auditing Standards and Standards of the Independence Standards Boards or other standards or pronouncements shall include such statutes, rules, regulations, statements, standards and pronouncements as they exist on the date of adoption of this Charter and as the same may be amended or superceded from time to time after the date hereof.

II.	COMPOSITION

The Committee shall be comprised of three or more directors, each of whom shall be independent and free from any relationship that, in the opinion of the Board, would interfere with the exercise of that person’s independent judgment as a member of the Committee. Each member of the Committee shall meet all requirements for independence and experience promulgated by the National Association of Securities Dealers, Inc. (“NASD”) and set forth in Section 10A(m)(3) of the Securities Exchange Act of 1934 (the “Exchange Act”) and the rules and regulations of the Securities and Exchange Commission (the “Commission”) as applicable to the Corporation. Each member shall be able to read and understand fundamental financial statements at the time he or she first becomes a director of the Corporation. No member of the Committee may own or control (or be employed by an entity that owns or controls) twenty percent (20%) or more of the Corporation’s outstanding voting securities. In addition, before any director who owns ten percent (10%) or more, but less than twenty percent (20%), of the outstanding voting securities of the Corporation becomes a member of the Committee, the Board shall determine that such ownership, together with all other relevant facts and circumstances, does not cause that director to fail to meet the standard set forth in the first sentence of this Section II.

At least one member of the Committee shall be an “audit committee financial expert” as defined in Item 401(h) of Regulation S-K of the Commission and shall meet the financial sophistication requirements set forth in NASD Rule 4350(d)(2)(A), as the same may be amended or superseded from time to time. The full Board shall determine whether a particular director satisfies these requirements.

Members of the Committee shall be elected by the Board at the annual meeting of the Board to serve until their successors are duly elected and qualified. If a member is unable to serve a full term, the Board shall select a replacement. Unless a Chairman is elected by the full Board, the members of the Committee shall designate a Chairman by majority vote of the full Committee.

III.	MEETINGS

The Committee shall meet at least four times annually, and more frequently as circumstances dictate. The Committee, or its Chairman, shall communicate each quarter with the outside auditors and management to review the Corporation’s interim financial statements in accordance with Section V.2., below. The Committee shall meet at least annually with management and the outside auditors in accordance with Section V.3., below. Such meetings and communications shall be, either in person or by conference telephone call, and shall be separate or together, at the discretion of the Committee.

IV.	ACCOUNTABILITY

The outside auditors shall be ultimately accountable to the Committee, as representatives of the Corporation’s shareholders, and shall report directly to the Committee. The Committee shall have ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditors.

V.	RESPONSIBILITIES

The responsibility of the Committee shall be to oversee the Corporation’s financial reporting process on behalf of the Board and to report the results of such oversight activities to the Board and to the shareholders of the Corporation. The responsibility of management is to prepare the Corporation’s financial statements. The responsibility of the outside auditors is to audit those financial statements. To fulfill its responsibilities the Committee shall:

Documents/Reports Review

1. Review and reassess the adequacy of this Charter and its implementation, at least annually, as conditions dictate, and recommend any changes to the full Board.

2. Prior to filing, review each Form 10-Q Quarterly Report for the Corporation with management and the outside auditors, in accordance with Statement on Auditing Standards No. 71 (“SAS No. 71”), and considering Statement on Auditing Standards No. 61 (“SAS No. 61”) as it relates to interim financial information.

3. Prior to filing, review and discuss the audited financial statements of the Corporation with management and the outside auditors, with specific attention to those matters required to be discussed by SAS No. 61.

4. Based on the review and discussions set forth above, determine whether to recommend to the Board that the audited financial statements of the Corporation be included in its Annual Report on Form 10-K for filing with the Securities and Exchange Commission.

5. Ascertain periodically (not less frequently than annually) whether the members of the Committee continue to meet the requirements for independence and experience with respect to management and the Corporation, as contemplated by Section II of this Charter.

6. Review as received the regular internal reports to management prepared by the financial staff and discuss them with management as necessary.

Outside Auditors

7. Have direct responsibility for, and exercise its sole discretion in (a) determining the appointment, compensation, retention and discharge of the Corporation’s outside auditors and (b) overseeing the work performed by the outside auditors for the Corporation.

8. Receive from the outside auditors a formal written statement delineating all relationships between the outside auditors and the Corporation, consistent with Independence Standards Board Standard No. 1 and rules and regulations of the Commission, and actively engage in a dialogue with the outside auditors relating to that statement and their independence from management and the Corporation, including any disclosed relationships or services that may impact the objectivity or independence of the outside auditors. The Committee shall take, or recommend that the full Board take, any actions that the Committee shall deem necessary or appropriate to oversee and monitor the continued independence of the outside auditors as contemplated by Section 10A of the Exchange Act and the rules and regulations of the Commission and the NASD.

9. Prior to commencement of work on the annual audit by the outside auditors, discuss with them the overall scope and plan for their audit and discuss with management and the outside auditors the adequacy and effectiveness of the Corporation’s accounting and financial controls.

10. Review and pre-approve all auditing services and permitted non-audit services (including fees and terms thereof) to be performed for the Corporation by its outside auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act; provided, however, that the non-audit services listed in Rule 2-01(c)(4) of Regulation S-X that would cause the outside auditors not to be independent (including bookkeeping or other services related to the accounting records or financial statements of the Corporation, financial information systems design and implementation, appraisal or valuation services, services involving a fairness opinion or contribution-in-kind report, actuarial services, internal audit outsourcing services, performance of management or human resource functions, acting as a broker, dealer, underwriter or investment adviser or performing investment banking services, providing legal services, and providing expert services unrelated to the audit, all as and to the extent specified in such Rule 2-01(c)(4)), as well as any other service that the Commission or the Public Company Accounting Oversight Board determines, by regulation, is impermissible, shall not constitute “permitted non-audit services”.

11. Review a formal written statement, received from the outside auditors annually, of the fees billed for each of the following categories of services rendered by the outside auditors: (i) the audit of the Corporation’s annual financial statements for the two most recent fiscal years and the reviews of the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q for those fiscal years; and (ii) all other services rendered by the outside auditors for the two most recent fiscal years, in the aggregate and by each service.

12. Provide an open avenue of communication among the outside auditors, financial and senior management and the Board. The Committee shall have direct responsibility and ultimate authority to resolve disagreements between management and the outside auditors regarding financial reporting.

13. Instruct the outside auditors that the outside auditors are ultimately responsible to, and shall report directly to, the Committee.

14. Review and discuss with the outside auditors reports from the outside auditors on:

•	All critical accounting policies and practices to be used;

•	All alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the outside auditor; and

•	Other material written communications between the outside auditor and management, such as any management letter or schedule of unadjusted differences.

The reports contemplated by this paragraph 14 shall be received from the outside auditors during the annual audit prior to the filing of the Corporation’s Annual Report on Form 10-K and during the audit process preceding the filing of any registration statement or other filing with the Commission that includes an audit report, and more often as the Committee may deem necessary or appropriate.

15. Discuss with the outside auditors and management the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Corporation’s financial statements.

16. Obtain from the outside auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Exchange Act, which sets forth certain procedures to be followed in any audit of financial statements required under the Exchange Act, and assurance that Section 10A(b) of the Exchange Act has not been implicated.

Financial Reporting Processes

17. Review and discuss with the outside auditors their evaluation of the Corporation’s financial reporting processes, both internal and external.

18. Review and discuss with the outside auditors their judgment about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

19. Prepare any report or other disclosures, including any recommendation of the Committee, required by the rules of the Commission.

20. Report its activities to the full Board on a regular basis and make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

Process Improvement

21. Review and discuss with the outside auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been or can be implemented.

22. Establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and (b) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

Legal Matters

23. Review, with the Corporation’s counsel (a) legal compliance matters and (b) other legal matters that could have an impact on the Corporation’s financial statements.

24. Review disclosures made to the Committee by the Corporation’s CEO and CFO, during their certification process for the Form 10-K and Form 10-Q, about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls.

VI.	RELATED-PARTY TRANSACTIONS

Management shall submit to the Committee a report setting forth in reasonable detail the terms and conditions of any related-party transaction (including any transaction that would be required to be disclosed in the Corporation’s proxy statement pursuant to Item 404 of Regulation S-K and Item 7 of Schedule 14A and any leases, equipment purchase agreements or other contracts with any officer, director or affiliate of the Corporation) or any other transaction representing an actual or potential conflict of interest, and shall provide to the Committee such additional documentation and information as it may request in connection therewith. The Committee shall determine, based on all available information, whether the transaction is reasonable and fair to the Corporation, in the best interests of the Corporation and on terms no less favorable than could be obtained from an unrelated third party. Based upon such determination, the Committee shall make a recommendation to the Board, and to the disinterested members of the Board, as to the approval or disapproval of the proposed transaction. Each such transaction so approved shall be reviewed by the Committee not less frequently than annually.

USA TRUCK, INC.

3200 Industrial Park Road, Van Buren, Arkansas 72956

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS MAY 5, 2004

The undersigned stockholder(s) of USA TRUCK, INC. hereby appoint(s) ROBERT M. POWELL and JERRY D. ORLER, and each or either of them, the true and lawful attorneys-in-fact and proxies for the undersigned, with full power of substitution, to attend the meeting and to vote the stock owned by or registered in the name of the undersigned, as instructed below, at the Annual Meeting of Stockholders to be held on May 5, 2004, at 10:00 a.m., Central Time, and at any adjournments thereof, for the transaction of the following business:

Please mark boxes ☒ in blue or black ink.

1. Election of Two (2) Class III directors for a term of office expiring at the 2007 Annual Meeting of Stockholders:

☐	FOR the nominee listed below

☐	WITHHOLD AUTHORITY to vote for the nominee listed below.

        Robert M. Powell

☐	FOR the nominee listed below

☐	WITHHOLD AUTHORITY to vote for the nominee listed below.

        James B. Speed

2. Proposal to approve the USA Truck, Inc. 2003 Restricted Stock Award Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Proposal to approve the USA Truck, Inc. 2004 Equity Incentive Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

(FRONT)

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED STOCKHOLDER WITH RESPECT TO ANY MATTER TO BE VOTED UPON. IF NO SPECIFICATION IS MADE, THE PROXIES WILL VOTE THESE SHARES FOR THE ELECTION OF THE ABOVE NOMINEES AND FOR THE APPROVAL OF EACH OF THE OTHER PROPOSALS SET FORTH HEREIN. THE PROXIES WILL VOTE IN THEIR SOLE DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

Please sign, date, and return this proxy as soon as possible.

Dated:	_______________________________________,
2004

(Signature)

(Signature)

(Please sign exactly as name(s) appear(s) at left. If stock is in the name of two or more persons, each should sign. Persons signing as attorney, executor, administrator, trustee, guardian or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name, by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

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